   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2004



                                      SECURITIES ACT REGISTRATION NO. 333-110333



                                   INVESTMENT COMPANY REGISTRATION NO. 811-21465

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


               [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


               [X] PRE-EFFECTIVE AMENDMENT NO. 2
               [ ] POST-EFFECTIVE AMENDMENT NO.

                             ---------------------
                                     AND/OR

               [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
                   1940


               [X] AMENDMENT NO. 2

                             ---------------------
                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
 (Exact Name of Registrant as Specified in Amended and Restated Declaration of
                                     Trust)
                             ---------------------
                         259 NORTH RADNOR CHESTER ROAD

                                  SECOND FLOOR

                           RADNOR, PENNSYLVANIA 19087
                    (Address of Principal Executive Offices)

                                 (610) 995-2500

              (Registrant's Telephone Number, Including Area Code)
                         T. RITSON FERGUSON, PRESIDENT

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND

                         259 NORTH RADNOR CHESTER ROAD

                                  SECOND FLOOR

                           RADNOR, PENNSYLVANIA 19087
                    (Name and Address of Agent for Service)
                             ---------------------

                                   COPIES TO:



               RICHARD T. PRINS, ESQ.                                 CYNTHIA G. COBDEN, ESQ.
      SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP                    SIMPSON THACHER & BARTLETT LLP
                  FOUR TIMES SQUARE                                    425 LEXINGTON AVENUE
              NEW YORK, NEW YORK 10036                                  NEW YORK, NY 10017


                             ---------------------
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                                AMOUNT BEING          OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
   TITLE OF SECURITIES BEING REGISTERED          REGISTERED              PER UNIT              PRICE           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------------
Common Shares, $.001 par value............   100,000,000 shares           $15.00         $1,500,000,000(1)      $190,050.00(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


(1) $4,854.00 previously paid.
                             ---------------------
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS


            ITEMS IN PART A OF FORM N-2                        LOCATION IN PROSPECTUS
            ---------------------------                        ----------------------
Item 1.    Outside Front Cover                        Cover page
Item 2.    Inside Front and Outside Back Cover Page   Cover page
Item 3.    Fee Table and Synopsis                     Prospectus Summary; Summary of Trust
                                                      Expenses
Item 4.    Financial Highlights                       Not Applicable
Item 5.    Plan of Distribution                       Cover Page; Prospectus Summary;
                                                      Underwriting
Item 6.    Selling Shareholders                       Not Applicable
Item 7.    Use of Proceeds                            Use of Proceeds; The Trust's Investments
Item 8.    General Description of the Registrant      The Trust; The Trust's Investments;
                                                      Risks; Description of Shares; Certain
                                                      Provisions in the Agreement and
                                                      Declaration of Trust; Closed-End Trust
                                                      Structure; Borrowings and Preferred
                                                      Shares
Item 9.    Management                                 Management of the Trust; Custodian,
                                                      Transfer Agent; Summary of Administrator
                                                      and Trust Expenses
Item 10.   Capital Stock, Long-Term Debt, and Other   Description of Shares; Distributions;
           Securities                                 Dividend Reinvestment Plan; Certain
                                                      Provisions in the Agreement and
                                                      Declaration of Trust; Tax Matters
Item 11.   Defaults and Arrears on Senior             Not Applicable
           Securities
Item 12.   Legal Proceedings                          Legal Opinions
Item 13.   Table of Contents of the Statement of      Table of Contents for the Statement of
           Additional Information                     Additional Information


                 PART B -- STATEMENT OF ADDITIONAL INFORMATION


            ITEMS IN PART B OF FORM N-2               LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
            ---------------------------               -----------------------------------------------
Item 14.   Cover Page                                 Cover Page
Item 15.   Table of Contents                          Cover Page
Item 16.   General Information and History            Not Applicable
Item 17.   Investment Objective and Policies          Investment Objectives and Policies; Investment
                                                      Policies and Techniques; Other Investment
                                                      Policies and Techniques; Portfolio Transactions
                                                      and Brokerage
Item 18.   Management                                 Management of the Trust; Portfolio Transactions
                                                      and Brokerage
Item 19.   Control Persons and Principal Holders of   Not Applicable
           Securities
Item 20.   Investment Advisory and Other Services     Management of the Trust; Experts
Item 21.   Brokerage Allocation and Other Practices   Portfolio Transactions and Brokerage;
Item 22.   Tax Status                                 Tax Matters; Distributions
Item 23.   Financial Statements                       Financial Statements
                                     PART C -- OTHER INFORMATION
Items 24-33 have been answered in Part C of this Registration Statement



     The information in this prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 23, 2004

PROSPECTUS

                               100,000,000 SHARES


                         ING CLARION GLOBAL REAL ESTATE
                                  INCOME FUND

                                 COMMON SHARES


                                $15.00 PER SHARE

                             ---------------------

    The Trust. ING Clarion Global Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company.



    Investment Objectives. The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation.



    Portfolio Contents. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real Estate Equity Securities primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.



    The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative. There can be no assurance that the Trust will achieve its investment objectives.

                             ---------------------

      INVESTING IN OUR COMMON SHARES INVOLVES RISKS.   SEE "RISKS" BEGINNING ON
PAGE 24.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                             ---------------------


                                                                 PER
                                                                SHARE        TOTAL
                                                              ---------   ------------
Public Offering Price                                          $15.00     $
Sales Load                                                     $          $
Estimated Offering and Organizational Expenses(1)              $          $
Proceeds to the Trust                                          $          $



(1) Total expenses relating to the organization of the Trust and the common share offering paid by the Trust (which do not include the sales load) are
    estimated to be $        , which represents $    per common share issued.
    The Trust's investment advisor has agreed to pay all organizational expenses and common share offering costs of the Trust (other than sales load) that exceed $0.03 per common share.



    The underwriters expect to deliver the common shares to purchasers on or
about           , 2004.

                             ---------------------
CITIGROUP                     A.G. EDWARDS & SONS, INC.      MERRILL LYNCH & CO.


UBS INVESTMENT BANK                                   WACHOVIA SECURITIES
ADVEST, INC.                           H&R BLOCK FINANCIAL ADVISORS, INC.
J.J.B. HILLIARD, W.L. LYONS, INC.        HUNTLEIGH SECURITIES CORPORATION
JANNEY MONTGOMERY SCOTT LLC                        LEGG MASON WOOD WALKER
                                                             INCORPORATED
MCDONALD INVESTMENTS INC.                                     OPPENHEIMER
QUICK & REILLY, INC.                                  RBC CAPITAL MARKETS
STIFEL, NICOLAUS & COMPANY                      WEDBUSH MORGAN SECURITIES
        INCORPORATED

WELLS FARGO SECURITIES, LLC


          , 2004

     Investment Advisor. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor. See "Management of the Trust."

     No Prior History. Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Trust's common shares have been approved for listing on the American Stock Exchange under the symbol "IGR," subject to notice of issuance.


     Borrowing. The Trust intends to use leverage through the issuance of preferred shares in an aggregate amount of approximately 35% of the Trust's capital to buy additional securities. Until the Trust issues preferred shares, the Trust may borrow in an amount up to 33 1/3% of its capital. The Trust may borrow from banks or other financial institutions. By using leverage, the Trust will seek to obtain a higher return for holders of common shares than if the Trust did not use leverage. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.



     The underwriters may purchase up to           additional common shares at
the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and
proceeds to the Trust will be $          , $          , $          and
$          , respectively. See "Underwriting."



     You should read this prospectus, which contains important information about the Trust, before deciding whether to invest in the common shares and retain it
for future reference. A Statement of Additional Information, dated           ,
2004, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 51 of this prospectus, by calling 800-433-8191 or by writing to the Trust, or you may obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).


     The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE TRUST HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE TRUST IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.


                             ---------------------


                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Trust Expenses...................................   15
The Trust...................................................   17
Use of Proceeds.............................................   17
The Trust's Investments.....................................   17
Borrowings and Preferred Shares.............................   21
Interest Rate Transactions..................................   23
Risks.......................................................   24
Management of the Trust.....................................   34
Net Asset Value.............................................   37
Distributions...............................................   38
Dividend Reinvestment Plan..................................   39
Description of Shares.......................................   40
Certain Provisions in the Agreement and Declaration of
  Trust.....................................................   43
Closed-End Trust Structure..................................   44
Repurchase of Common Shares.................................   45
Tax Matters.................................................   45
Underwriting................................................   47
Custodian, Administrator, Accounting Agent, and Transfer
  Agent.....................................................   50
Legal Opinions..............................................   50
Privacy Principles of the Trust.............................   50
Table of Contents for the Statement of Additional
  Information...............................................   51



     Until           , 2004 (25 days after the date of this prospectus), all
dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                               PROSPECTUS SUMMARY


     This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in our common shares. You should carefully read the entire prospectus, including documents incorporated by reference into it, such as the Statement of Additional Information.



The Trust.....................   ING Clarion Global Real Estate Income Fund is a
                                 newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, we refer to ING Clarion Global Real
                                 Estate Income Fund simply as the "Trust" or as "we," "us" or "our." See "The Trust." ING
                                 Clarion Real Estate Securities, L.P. will be the Trust's investment advisor. See "Management of the Trust -- Investment Advisor."



The Offering..................   The Trust is offering           common shares
                                 of beneficial interest at $15.00 per share (the
                                 "common shares") through a group of
                                 underwriters (each, an "Underwriter" and
                                 collectively, the "Underwriters") led by
                                 Citigroup Global Markets Inc., A.G. Edwards &
                                 Sons, Inc., Merrill Lynch, Pierce, Fenner &
                                 Smith Incorporated, UBS Securities LLC,
                                 Wachovia Capital Markets, LLC, Advest, Inc.,
                                 H&R Block Financial Advisors, Inc., J.J.B.
                                 Hilliard, W.L. Lyons, Inc., Huntleigh
                                 Securities Corporation, Janney Montgomery Scott
                                 LLC, Legg Mason Wood Walker, Incorporated,
                                 McDonald Investments Inc., a KeyCorp Company,
                                 Oppenheimer & Co. Inc., Quick & Reilly, Inc. A
                                 FleetBoston Financial Company, RBC Dain
                                 Rauscher Inc., Stifel, Nicolaus & Company,
                                 Incorporated, Wedbush Morgan Securities Inc.
                                 and Wells Fargo Securities, LLC. You must
                                 purchase at least 100 common shares ($1,500) in
                                 order to participate in this offering. The
                                 Trust has given the Underwriters an option to
                                 purchase up to           additional common
                                 shares to cover orders in excess of
                                 common shares. ING Clarion Real Estate
                                 Securities, L.P. has agreed to pay
                                 organizational expenses and offering costs
                                 (other than sales load) that exceed $0.03 per common share. See "Underwriting."



Investment Objectives.........   The Trust's primary investment objective is
                                 high current income. The Trust's secondary investment objective is capital appreciation.
                                 The Trust's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. There can be no assurance that the Trust's investment objectives will be achieved.
                                 See "The Trust's Investments."



Investment Policies...........   The Trust has a policy of concentrating its
                                 investments in the real estate industry and not in any other industry. Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity
                                 Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real
                                 Estate Equity Securities of companies domiciled primarily in developed countries. However, the Trust may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. Under normal market conditions, the Trust expects to have investments in at least three countries, including the United States.


                                 The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.



                                 The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and are considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade quality, an investment in the Trust should be considered speculative. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3 or BBB- or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies ("S&P"), or Fitch Ratings ("Fitch") at the time of investment or are considered by the Trust's investment advisor to be of comparable quality. Although it has no present intentions to do so, the Trust may invest up to 15% of its total assets in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable).


                                 The Trust defines a real estate company as a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets invested in such real estate.

                                 A common type of real estate company, a REIT, is a domestic corporation that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs tend to pay relatively high dividends (as compared to other types of companies), and the Trust intends to use these REIT dividends in an effort to meet its primary objective of high current income.

                                 Global real estate companies outside the U.S. include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.



                                 The Trust may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").



                                 The Trust may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with its investments in foreign Real Estate Equity Securities. Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.



                                 The Trust will invest in Real Estate Equity
                                 Securities where dividend distributions are subject to withholding taxes as determined by United States tax treaties with respective individual foreign countries. Generally, the Trust will invest in Real Estate Equity Securities that are excluded from the reduced tax rates as determined by the Jobs and Growth Tax Relief Reconciliation Act of 2003. See "The Trust's Investments."



Borrowings and Preferred
Shares........................   The Trust intends to use leverage through the
                                 issuance of preferred shares ("Preferred
                                 Shares") in an aggregate amount of
                                 approximately 35% of the Trust's capital after such issuance. Until the Trust issues Preferred
                                 Shares, the Trust may borrow in an amount up to 33 1/3% of its capital from banks and other financial institutions. The use of leverage increases risks to common shareholders and there is no guarantee that the Trust's leveraging strategy will be successful. See
                                 "Risks -- Leverage Risk."



                                 Approximately one to three months after
                                 completion of this offering, the Trust may offer Preferred Shares. If issued, these Preferred Shares will have seniority over the common shares and will leverage your investment in common shares.



                                 Preferred Shares will likely pay dividends based on short-term rates, which will be reset frequently, but may pay fixed rate dividends. Borrowings may be at a fixed or floating rate and generally will be based on short-term rates. So long as the rate of return, net of applicable Trust expenses, on the Trust's portfolio investments exceeds the Preferred Share dividend rate, as reset periodically, or the interest rate on any borrowings, the investment of the proceeds of Preferred Shares or borrowings will generate more income than will be needed to pay such dividends or interest payment. If so, the excess will be available to pay higher dividends to holders of common shares. Any borrowing will have seniority over the common shares and any Preferred Shares. There can be no assurance that the Trust will issue Preferred Shares or engage in borrowings or that any leveraging strategy it employs will be successful or result in a higher yield on your common shares.


                                 Fees and expenses, including expenses of Preferred Shares, are borne entirely by the holders of common shares. These fees and expenses include costs associated with the offering of Preferred Shares, if any, which are estimated to exceed 1% of the future dollar amount of the offering of Preferred Shares and will result in an immediate reduction in the net asset value of the common shares.



Interest Rate Transactions....   In order to seek to reduce the interest rate
                                 risk inherent in the Trust's underlying
                                 investments and capital structure, the Trust may enter into interest rate swaps or options.
                                 The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of the Trust's leverage. The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions, including counterparty risk and early termination risk.
                                 See "Interest Rate Transactions" for additional information.



Investment Advisor............   ING Clarion Real Estate Securities, L.P. ("ING
                                 Clarion RES" or the "Advisor") will be the Trust's investment advisor. ING Clarion RES is a subsidiary of ING Groep N.V. ("ING Group"), a global financial services organization based in The Netherlands and operating in 60 countries with 100,000 employees and over $550 billion in assets under management as of December 31, 2003. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate
                                 Division ("ING Real Estate") is the third largest global real estate manager and investor with $44 billion in real estate assets under management as of December 31, 2003 and 1,300 real estate employees operating worldwide. ING
                                 Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the
                                 Czech Republic, Poland, Hungary, Singapore,
                                 China, the United States and Australia. ING
                                 Clarion RES will receive an annual fee, payable monthly, in a maximum amount equal to 0.85% of the average weekly value of the Trust's Managed
                                 Assets. "Managed Assets" means the total assets of the Trust (including any assets attributable to any Preferred Shares and debt that may be outstanding) minus the sum of accrued liabilities (other than Preferred Shares and debt representing financial leverage). ING
                                 Clarion RES has agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of the average weekly values of the Trust's Managed Assets for the first five years of the Trust's operations (through
                                 February 28, 2009), and for a declining amount for an additional four years (through February
                                 28, 2013).


                                 As of December 31, 2003, ING Clarion RES had approximately $2.6 billion in assets under management.



                                 ING Clarion RES believes that investment in securities of global real estate companies historically has offered greater opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with total return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. As a result, a blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities. There can be no assurance that the Trust will achieve its investment objectives.



Distributions.................   Subject to the discussion in the following
                                 paragraph, commencing with the Trust's first dividend, the Trust intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Trust, which rate may be adjusted from time to time ("Level Rate
                                 Dividend Policy"). The Trust's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Preferred
                                 Shares or interest and required principal payments on borrowings. As portfolio and market conditions change, the rate of dividends in respect of the common shares and the Trust's dividend policy could change. The Trust will make such monthly payments out of its net investment company taxable income (after it pays dividends due on its outstanding Preferred
                                 Shares, if any, and interest and required principal payments on borrowings, if any). At least annually, the Trust intends to distribute all of its net capital gain and any remaining net investment company taxable income not distributed during the year. Your initial distribution is expected to be declared approximately 45 days, and paid approximately
                                 60 to 90 days, after the completion of this offering, depending upon market conditions.
                                 Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in common shares through the receipt of additional unissued but authorized common shares from the Trust or by purchasing common shares in the open market through the Trust's Dividend
                                 Reinvestment Plan. See "Distributions" and
                                 "Dividend Reinvestment Plan."


                                 The Trust intends to file an exemptive
                                 application with the Securities and Exchange
                                 Commission (the "Commission") seeking an order under the Investment Company Act of 1940 (the "Investment Company Act") to obtain the ability to implement a dividend policy calling for monthly distributions of a fixed percentage (which may be varied) of its net asset value ("Managed Dividend Policy"). If the Trust receives the requested relief, the Trust may implement a Managed Dividend Policy. See "Distributions."



Tax Considerations............   It is the Trust's policy to comply with the
                                 requirements of the Code applicable to
                                 regulated investment companies and to
                                 distribute substantially all of its net
                                 investment company taxable income and net realized capital gains to shareholders in a timely manner. For a discussion of the U.S.
                                 Federal income tax consequences of purchasing, owning and disposing of common shares of the Trust see "Tax Matters" below.



                                 Certain dividends and other distributions received from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. In the event that more than 50 percent of the total assets of the Trust consists of stocks or securities of foreign corporations, the Trust will make an election to pass through to its shareholders a credit or deduction for foreign taxes paid by it.



Listing.......................   The common shares have been approved for
                                 listing on the American Stock Exchange under the symbol "IGR," subject to notice of issuance. See "Description of Shares -- Common
                                 Shares."


Custodian, Administrator,
Accounting Agent, and Transfer
Agent.........................   The Bank of New York will serve as the Trust's
                                 Custodian, Administrator, Accounting Agent, and
                                 Transfer Agent. See "Custodian, Administrator,
                                 Accounting Agent, and Transfer Agent."

Market Price of Shares........   Common shares of closed-end investment
                                 companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in real estate related securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds."


                                 In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as dividend levels, which are in turn affected by expenses (including expenses of leverage), dividend stability, portfolio credit quality, liquidity and market supply and demand. See "Borrowings and Preferred Shares," "Risks," and "Description of Shares" herein and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.



Special Risk Considerations...   General Real Estate Risks.  Because the Trust
                                 concentrates its assets in the global real estate industry, your investment in the Trust will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares may drop because of falling property values, increased interest rates, poor management of the company or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates.



                                 There are also special risks associated with particular sectors of real estate investments:


                                 - Retail Properties.  Retail properties are
                                   affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

                                 - Office Properties.  Office properties are
                                   affected by the overall health of the
                                   economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

                                 - Hotel Properties.  The risks of hotel
                                   properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

                                 - Healthcare Properties.  Healthcare properties
                                   and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equip-ment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.


                                 - Multifamily Properties.  The value and
                                   successful operation of a multifamily
                                   property may be affected by a number of
                                   factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.


                                 - Community Centers.  Community center
                                   properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

                                 - Self-Storage Properties.  The value and
                                   successful operation of a self-storage
                                   property may be affected by a number of
                                   factors, such as the ability of the
                                   management team, the location of the
                                   property, the presence of competing
                                   properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

                                 Other factors may contribute to the riskiness of real estate investments:

                                 - Lack of Insurance.  Certain of the portfolio
                                   companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely affect the Trust's investment performance.

                                 - Financial Leverage.  Global real estate
                                   companies may be highly leveraged and
                                   financial covenants may affect the ability of global real estate companies to operate effectively.

                                 - Environmental Issues.  In connection with the
                                   ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Trust could be reduced.


                                 - Recent Events.  The value of real estate is
                                   particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.



                                 - REIT Issues.  REITs are subject to a highly
                                   technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.



                                 Stock Market Risks.  A portion of your
                                 investment in common shares represents an indirect investment in equity securities owned by the Trust, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other stock market investments, may move up or down, sometimes rapidly and unpredictably.


                                 Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.


                                 Foreign Securities Risks. Although it is not the Trust's current intent, the Trust may invest up to 100% of its total assets in real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. In addition, the Trust will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Trust to lose money on its investments in Foreign Securities. The Trust may hold any Foreign Securities of issuers in so-called "emerg-ing markets" which may entail additional risks. See "Risks -- Emerging Market Risks."


                                 Foreign Currency Risk. Although the Trust will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Trust invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.



                                 Emerging Markets Risks. The Trust may invest in Real Estate Equity Securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


                                 Leverage Risk. The use of leverage through the issuance of Preferred Shares or debt creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust's leveraging strategy may not be successful. Leverage creates two major types of risks for the holders of common shares:

                                 - the likelihood of greater volatility of net
                                   asset value and market price of the common shares because changes in the value of the Trust's portfolio, including securities bought with the proceeds of the leverage, are borne entirely by the holders of common shares; and

                                 - the possibility either that common share net
                                   investment income will fall if the leverage expense rises or that common share net investment income will fluctuate because the leverage expense varies.

                                 Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than, and at times will perform differently from, large company stocks such as those found in the Dow Jones Industrial Average. In addition, there are relatively few REITs when compared to other types of companies. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies.


                                 Preferred Securities. The Trust may invest in preferred securities, which entail special risks, including:



                                 - Deferral.  Preferred securities may include
                                   provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.



                                 - Subordination.  Preferred securities are
                                   subordinated to bonds and other debt
                                   instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.



                                 - Liquidity.  Preferred securities may be
                                   substantially less liquid than many other securities, such as common stocks or U.S. government securities.



                                 - Limited Voting Rights.  Generally, preferred
                                   security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.



                                   In the case of certain trust preferred
                                   securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or
                                   (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.



                                 - Special Redemption Rights.  In certain
                                   varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Trust.


                                 - New Types of Securities.  From time to time,
                                   preferred securities, including trust
                                   preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust's investment objectives and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.



                                 Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.



                                 Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in preferred securities rated below investment grade or unrated and considered by the Advisor to be of comparable quality.



                                 The values of lower-rated securities often reflect individual corporate developments and have a higher sensitivity to economic changes than do higher rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.



                                 During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities may experience financial distress possibly resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities and adversely affect the ability of the issuers to repay principal and interest. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.


                                 Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. The Trust intends to utilize leverage, which magnifies interest rate risk.


                                 Strategic Transactions. For general portfolio management purposes, the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

                                 Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments in respect of Preferred Shares, if any, or interest payments on any borrowings may increase.


                                 Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust.



                                 Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.


                                 No Operating History. The Trust is a newly organized, non-diversified, closed-end management investment company with no operating history.


                                 Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Trust's net asset value could decrease as a result of Trust investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering of Preferred Shares. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Trust's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, we cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

                                 Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.


                                 Anti-Takeover Provisions. The Trust's Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.


                                 Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

                           SUMMARY OF TRUST EXPENSES


     The following table assumes the issuance of Preferred Shares in an amount equal to 35% of the Trust's capital (after their issuance), and shows Trust expenses as a percentage of net assets attributable to common shares (and assumes Preferred Shares are assets attributable to common shares.)


     SHAREHOLDER TRANSACTION EXPENSES


Sales Load (as a percentage of offering price)..............  4.50%
Offering Expenses of the Common Shares borne by the Trust...  0.20%(1)
Offering Expenses of the Preferred Shares expected to be
  borne by the Trust........................................  0.67%(2)
                                                              ----
Dividend Reinvestment Plan Fees.............................  None(3)


                                                               PERCENTAGE OF NET ASSETS
                                                             ATTRIBUTABLE TO COMMON SHARES
                                                             (ASSUMES PREFERRED SHARES ARE
                                                                      ISSUED)(4)
                                                             -----------------------------
ANNUAL EXPENSES
Management Fees............................................               1.31%
Other Expenses.............................................               0.38%
Interest Payments on Borrowed Funds(5).....................               None
                                                                         -----
Total Annual Expenses......................................               1.69%(7)
                                                                         =====
Fee and Expense Waiver (years 1-5)(6)......................              (0.38)%(7)
                                                                         -----
Net Annual Expenses (years 1-5)(6).........................               1.31%(7)

---------------


(1)ING Clarion RES has agreed to pay organizational expenses and common share offering costs of the Trust (other than sales load) to the extent that they exceed $0.03 per common share. This $0.03 per common share amount may include a reimbursement of ING Clarion RES's expenses incurred in connection with the offering of the Trust.



(2)If the Trust offers Preferred Shares, the costs of that offering, estimated to be approximately 1.33% of the total dollar amount of the Preferred Shares offering (including the sales load paid to the Underwriters for the Preferred Shares offering), will be effectively borne by the holders of the common shares and result in a reduction of the net asset value of the common shares (such costs are not reflected in the table). Assuming the issuance of Preferred Shares in an amount equal to 35% of the Trust's capital, these offering costs are estimated to be approximately $1,000,000 or $0.10 per common share (0.67% of the common share offering price).



(3)You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Administrator (as defined below) to sell your common shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."


(4)The table presented in this footnote estimates what the Trust's annual expenses would be stated as percentages of the Trust's net assets attributable to common shares, but unlike the table above, assumes that the Trust does not utilize any form of leverage. This will be the case, for instance, prior to the

   Trust's expected issuance of Preferred Shares. In accordance with these assumptions, the Trust's expenses would be estimated to be as follows:


                                                        PERCENTAGE OF NET ASSETS
                                                     ATTRIBUTABLE TO COMMON SHARES
                                                        (ASSUMES NO BORROWINGS &
                                                     NO PREFERRED SHARES ARE ISSUED
                                                            OR OUTSTANDING)
                                                     ------------------------------
ANNUAL EXPENSES
Management Fees....................................               0.85%
Other Expenses.....................................               0.25%
Interest Payments on Borrowed Funds(5).............               None
                                                                 -----
Total Annual Expenses..............................               1.10%
                                                                 =====
Fee and Expense Waiver (Years 1-5)(6)..............              (0.25)%(7)
                                                                 -----
Net Annual Expenses (Years 1-5)(6).................               0.85%(7)



(5) Although it currently appears more likely that the Trust will issue Preferred Shares, in the event the Trust utilizes financial leverage through borrowings in an amount equal to 33 1/3% of the Trust's capital, it is estimated that, as a percentage of net assets attributable to common shares, the Management Fee would be 1.31%, Other Expenses would be 0.38%, Interest Payments on Borrowed Funds (assuming an interest rate of 4.00%, which interest rate is subject to change based on prevailing market conditions) would be 2.15%, and Total Annual Expenses would be 3.84% and Net Annual Expenses would be 3.46%. Based on these expenses and in accordance with the example below, the expense for years 1, 3, 5 and 10 would be $80, $148, $219 and $416, respectively.



(6) Year one represents the period from commencement of operations through February 28, 2005.



(7) ING Clarion RES has contractually agreed to waive receipt of a portion of the management fee or other expenses of the Trust in the amount of 0.25% of average weekly Managed Assets for the first five years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and 0.05% in year 9.


     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Net Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 10,000,000 common shares. If the Trust issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Trust" and "Dividend Reinvestment Plan."

EXAMPLE:


     The following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $2.00 and the estimated Preferred Share offering costs of $7.00, assuming Preferred Shares are issued representing 35% of the Trust's capital) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 1.31% of net assets attributable to common shares in years 1 through 5 and increasing to 1.69% in year 10, and (2) a 5% annual return:(1)


                                                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      ------   -------   -------   --------
Total Expenses Incurred(2)..........................   $67       $94      $123       $219

---------------

(1)The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(2)Assumes waiver of fees and expenses of 0.25% of average weekly Managed Assets for the first five years of the Trust's operations, 0.20% in year 6, 0.15% in year 7, 0.10% in year 8 and in year 9, 0.05% and assumes that leverage remains 35% of the Trust's capital throughout the periods reflected. ING Clarion RES has not agreed to waive any portion of its fees and expenses beyond February 28, 2013. See "Management of the Trust -- Investment Management Agreement."


                                   THE TRUST


     The Trust is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware statutory trust on November 6, 2003, pursuant to the Agreement and Declaration of Trust. As a newly organized entity, the Trust has no operating history. The Trust's principal office is located at 259 North Radnor Chester Road, Second Floor, Radnor, Pennsylvania 19087, and its telephone number is 610-995-2500.


                                USE OF PROCEEDS

     The net proceeds of the offering of common shares will be approximately
$          ($          if the Underwriters exercise the over-allotment option in
full) after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in real estate related securities that meet the Trust's investment objectives and policies within approximately one to three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in lower-yielding short-term investment grade fixed income securities.

                            THE TRUST'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES


     The Trust's primary investment objective is high current income and its secondary investment objective is capital appreciation. The Trust has a policy of concentrating its investments in the real estate industry. The Trust's investment objectives and its policy of concentrating its investments in the real estate industry are fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Trust's other investment policies are not fundamental and may be changed by the Board of Trustees without shareholder approval, although we have no current intention of doing so. There can be no assurance that the Trust's investment objectives will be achieved.



     Under normal market conditions, the Trust will invest substantially all but no less than 80% of its total assets in income-producing global "Real Estate Equity Securities." Real Estate Equity Securities include common stocks, preferred securities, warrants and convertible securities issued by global real estate companies, such as real estate investment trusts ("REITs"). The Trust, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries but may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. The Trust expects to have investments in at least three countries, including the United States.



     The Trust will invest primarily in Real Estate Equity Securities with market capitalizations that range, in the current market environment, from approximately $40 million to approximately $12 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Trust may invest.



     The Trust may invest up to 25% of its total assets in preferred securities of global real estate companies. The Trust may invest up to 20% of its total assets in preferred securities that are rated below investment grade or that are not rated and considered by the Trust's investment advisor to be of comparable quality. Preferred securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the preferred securities to pay interest and repay principal. Due in part to the risk involved in investing in preferred securities of non-investment grade credit quality, an investment in the Trust should be considered speculative. Investment grade securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P, or Fitch at the time of investment or are considered by the Advisor to be of comparable quality.


     The Trust may engage in foreign currency transactions and other strategic transactions in connection with the Trust's investment in Foreign Securities. See "The Trust's Investments -- Portfolio Composition -- Strategic Transactions" below for more information. Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions, short sales and making forward commitments.


     The Trust has a non-fundamental policy of investing at least 80% of its total assets in Real Estate Equity Securities. If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder.


APPROACH TO SELECTING SECURITIES

     The Advisor uses a disciplined two-step process for constructing the Trust's portfolio. First, the Advisor selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, the Advisor uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including (i) value and properties; (ii) capital structure; and (iii) management and strategy. The Advisor may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

PORTFOLIO COMPOSITION


     The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions is contained in the Statement of Additional Information.



     Real Estate Companies. Under normal market conditions, the Trust will invest substantially all but not less than 80% of its total assets in income producing common stocks, preferred securities, warrants and convertible securities issued by global real estate companies. For purposes of the Trust's investment policies, the Trust considers a real estate company to be a company that:


     - derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

     - has at least 50% of its assets invested in such real estate.

     Real Estate Investment Trusts (REITs). The Trust will invest in REITs. A REIT is a domestic corporation that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Trust intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

     REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.


     Non-U.S. Real Estate Companies. The Trust will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.


     Depositary Receipts. The Trust may also invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


     Preferred Securities. The Trust may invest in preferred securities issued by real estate companies. Preferred securities pay fixed or floating rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred security holders usually have no right to vote for corporate directors or on other matters.



     Convertible Debt of Real Estate Companies. The Trust may invest in convertible debt of real estate companies. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations with respect to interest or principal payments at the time called for by an instrument.


     Foreign Securities. The Trust may invest up to 100% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Trust may hold any Foreign Securities of emerging market issuers which may entail additional risks. See "Risks -- Emerging Market Risks" below. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidence of ownership of such securities usually are held outside the United States, the Trust will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


     Lower-Rated Securities. The Trust will not invest more than 20% of its total assets in preferred securities of below investment grade quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch, or unrated securities determined by the Advisor to be of comparable credit quality. The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC-or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The Trust will not invest in securities that are in default as to payment of principal or interest at the time of purchase.


     See "Risks -- Risks of Investment in Lower-Rated Securities" for a discussion of the risks of below investment grade securities. For a description of security ratings, see Appendix A of the Statement of Additional Information.


     Strategic Transactions. The Trust may, but is not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Advisor seeks to use these kinds of transactions to further the Trust's investment objectives, no assurance can be given that they will achieve this result.


     The Trust may enter into various interest rate transactions such as swaps and may enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Trust, or protect against changes in currency exchange rates.


     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment, or may cause the Trust to hold a security that it might otherwise sell. The use of currency transactions may result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.



     A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information.



     Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act, but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.



     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Trust may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Trust may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Trust might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.


     Temporary Defensive Position. Upon the Advisor's recommendation, during temporary defensive periods and in order to keep the Trust's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Trust may not pursue or achieve its investment objectives.

     Portfolio Turnover. The Trust may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Trust's investment objectives. Although the Trust cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

                        BORROWINGS AND PREFERRED SHARES


     The Trust currently anticipates issuing Preferred Shares in an aggregate amount of approximately 35% of its capital to purchase additional securities. This practice is known as "leverage." Until the Trust issues Preferred Shares, the Trust may borrow from banks and other financial institutions and may also borrow additional funds using such investment techniques as the Advisor may from time to time determine, in an amount up to 33 1/3% of its capital. Changes in the value of the Trust's portfolio, including securities bought with the proceeds of the leverage, will be borne entirely by the holders of common shares. If there is a net decrease, or increase, in the value of the Trust's investment portfolio, the leverage will decrease, or increase (as the case may be), the net asset value per common share to a greater extent than if the Trust were not leveraged. During periods in which the Trust is using leverage, the fees paid to the Advisor for advisory services will be higher than if the Trust did not use leverage because the fees paid will be calculated on the basis of the Trust's Managed Assets, which include the proceeds from the issuance of Preferred Shares and other leverage. This may create a conflict of interest between the Advisor and the common shareholders. Leverage involves greater risks. The Trust's leveraging strategy may not be successful.



     Although the Trust is authorized to issue Preferred Shares in an amount up to 50% of its capital, the Trust does not intend to offer Preferred Shares representing more than approximately 35% of the Trust's capital immediately after the issuance of the Preferred Shares. If as a result of market conditions, or any other reason, the Trust does not issue Preferred Shares, the Trust will limit its borrowing to 33 1/3% of the Trust's total assets immediately after the borrowing. The Preferred Shares would have priority over the common shares upon distribution of assets. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Trust's Board of Trustees, the Trust expects to invest the proceeds of any Preferred Shares offering in real estate related securities. The Preferred Shares will likely pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Share dividends could be as short as seven days or as long as a year or more. So long as the Trust's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause you to receive higher distributions than if the Trust were not leveraged.



     Under the Investment Company Act, the Trust is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Trust's total assets less certain ordinary course liabilities is at least 200% of the sum of the liquidation value of the outstanding Preferred Shares plus any indebtedness for leverage purposes (i.e., the liquidation value may not exceed 50% of the Trust's assets). In addition, the Trust is not permitted to declare any cash dividend or other distribution on its common shares or repurchase any of its common shares unless the Trust satisfies the asset coverage requirements described in the previous sentence immediately after giving effect to such declaration or repurchase. If Preferred Shares are issued, the Trust intends, to the extent possible, to purchase or redeem Preferred

Shares from time to time to the extent necessary to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Trust and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Trust may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Trust to incur related transaction costs and could result in capital losses to the Trust. Prohibitions on dividends and other distributions on the common shares could impair the Trust's ability to qualify as a regulated investment company under the Code. If the Trust has Preferred Shares outstanding, two of the Trust's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Trust will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Trust failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Trust, subject to the rights of any securities senior to the Preferred Shares. Similar provisions would apply if the Trust issues debt securities and becomes seriously in arrears with respect to interest or principal payments.



     If the Trust issues Preferred Shares or incurs debt, it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares or debt securities issued by the Trust. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Trust by the Investment Company Act and may limit the ability of the Trust to engage in other transactions. It is not anticipated that these covenants or guidelines will impede the Advisor from managing the Trust's portfolio in accordance with the Trust's investment objectives and policies.



     So long as any Preferred Shares or borrowings are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless asset coverage with respect to the Preferred Shares and any borrowings would be at least 200% and 300%, respectively, after giving effect to the distributions and unless certain requirements imposed by any rating agencies rating the Preferred Shares or borrowings have been met (including that all interest payments due have been made and all accumulated dividends on Preferred Shares through the most recent dividend date have been paid). In addition, if the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, before any payment is made to the holders of common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders.


     The Trust may also borrow money in an amount equal to 5% of its capital as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.

EFFECTS OF LEVERAGE


     Assuming that the Preferred Shares will represent approximately 35% of the Trust's capital and pay dividends at an average annual rate of 4.0%, the income generated by the Trust's portfolio (net of estimated expenses) must exceed 1.3% in order to cover the dividend payments specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates on the Preferred Shares will vary frequently and may be significantly higher or lower than the rate estimated above.



     The following table illustrates the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Trust's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Trust. See "Risks." The table further reflects the issuance of Preferred Shares or borrowings representing 35% of the Trust's capital, net of expenses, and the Trust's currently projected annual leverage dividend and borrowing interest rate or payment on interest rate transaction of 4.0%.


Assumed Portfolio Total Return (Net of
  Expenses).............................     (10.0)%     (5.0)%      0.0%       5.0%      10.0%
Common Share Total Return...............     (17.5)%     (9.9)%     (2.2)%      5.5%      13.2%

     Common share total return is composed of two elements -- the common share dividends paid by the Trust (the amount of which is largely determined by the net investment income of the Trust after paying dividends on its Preferred Shares or interest on borrowings) and gains or losses on the value of the securities the Trust owns. As required by Securities and Exchange Commission rules, the table above assumes that the Trust is more likely to suffer capital losses than to enjoy capital appreciation.

     Unless and until Preferred Shares are issued, or, alternatively, the Trust uses leverage through borrowing, the common shares will not be leveraged and the foregoing illustrations will not be pertinent.

                           INTEREST RATE TRANSACTIONS


     In order to seek to reduce the interest rate risk inherent in the Trust's underlying investments and capital structure, the Trust presently intends to employ interest rate swaps or option transactions. The Trust would use interest rate swaps or options only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.


     Interest rate swaps involve the Trust's agreement with the swap counterparty to pay a fixed rate payment on a notional amount in exchange for the counterparty paying the Trust a variable rate payment on a notional amount that is intended to approximate the Trust's variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Trust may use an interest rate option, which would require it to pay a premium to the option counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. Buying interest rate options could also decrease the net earnings of the common shares if the premium paid by the Trust to the counterparty exceeds the additional cost of the leverage that the Trust would have been required to pay had it not entered into the option agreement. The Trust has no current intention of entering into swaps or options other than as described in this prospectus. The Trust will not enter into interest rate swap or option transactions in an aggregate notional amount that exceeds the outstanding amount of the Trust's leverage. The Trust will monitor any such swap with a view to ensuring that the Trust remains in compliance with all applicable regulatory policy and tax requirements.

     The Trust will usually enter into swaps or options on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Trust receiving or paying, as the case may be, only the net amount of the two payments. The Trust intends to designate on its books and records cash or liquid securities having a value at least equal to the Trust's net payment obligations under any swap transaction, marked to market daily.

     The use of interest rate swaps and options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates, the Trust's use of interest rate instruments could enhance or harm the overall performance on the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or option could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Trust's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings.

     Interest rate swaps and options generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps or options is limited to the net amount of interest payments that the Trust is contractually obligated to make. If the counterparty defaults, the Trust would not be able to use the anticipated net receipts under the swap to offset the dividend payments on its Preferred Shares or interest payments on borrowing. Depending on whether the Trust would be entitled to receive net payments from the counterparty on the swap or option, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

     Although this will not guarantee that the counterparty does not default, the Trust will not enter into an interest rate swap or option transaction with any counterparty that the Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or option transaction. Further, the Advisor will continually monitor the financial stability of a counterparty to an interest rate swap or option transaction in an effort to proactively protect the Trust's investments.

     In addition, at the time the interest rate swap or option transaction reaches its scheduled termination date, there is a risk that the Trust will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the terms of the expiring transactions. If this occurs, it could have a negative impact on the performance of the common shares.

     The Trust may choose or be required to redeem some or all Preferred Shares or prepay any borrowings. This redemption would likely result in the Trust seeking to terminate early all or a portion of any swap or option transaction. Such early termination of a swap or option could result in a termination payment by or to the Trust.

     In addition, the Trust may use interest rate transactions in connection with the management of its portfolio securities. See "The Trust's
Investments -- Portfolio Composition -- Strategic Transactions" above for additional information.

                                     RISKS

     The Trust is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Trust is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Trust will achieve its investment objectives. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Trust dividends and distributions.

     General Real Estate Risks. Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws, interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

     Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

          Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

          Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

          Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

          Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

          Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs, and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.


          The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses would be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.


          Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

          Community Centers. Community center properties are dependent upon the successful operation and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.


          Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.


     Other factors that may contribute to the riskiness of all real estate investments include:


     Insurance Issues. Certain real estate companies may have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among real estate companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the real estate company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Any type of uninsured loss could cause the real estate company to lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Trust's investment performance.


     Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.


     In addition, a real estate company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company's range of operating activity. A real estate company, therefore, may be contractually prohibited from incurring additional indebtedness, selling its assets, engaging in mergers, or making acquisitions which may be beneficial to the operation of the real estate company.


     Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the common shares could be reduced.

     Recent Events. The value of real estate is particularly susceptible to acts of terrorism and changes in foreign or domestic economic and political conditions.

     REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Trust may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate-level taxation, significantly reducing the return to the Trust on its investment in such company.

     Concentration and General Risks of Securities Linked to the Real Estate Market. The Trust will not invest in real estate directly, but only in securities issued by global real estate companies, including REITs and real estate operating companies ("REOCs"). However, because of the Trust's policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

     - declines in the value of real estate;

     - risks related to general and local economic conditions;

     - possible lack of availability of mortgage funds;

     - overbuilding;

     - extended vacancies of properties;

     - increased competition;

     - increases in property taxes and operating expenses;

     - changes in zoning laws;

     - losses due to costs resulting from the clean-up of environmental problems;

     - liability to third parties for damages resulting from environmental problems;

     - casualty or condemnation losses;

     - limitations on rents;

     - changes in neighborhood values and the appeal of properties to tenants;

     - changes in interest rates;

     - financial condition of tenants, buyers and sellers of real estate; and

     - quality of maintenance, insurance and management services.

     Thus, the value of the common shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the countries in which the Trust invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment objectives. Because the Trust has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.


     Stock Market Risk. Your investment in common shares will represent an indirect investment in equity securities owned by the Trust, substantially all of which will be traded on a domestic or foreign securities exchange or in the over-the-counter markets. The prices of the common stocks of real estate companies and other securities in which the Trust will invest, will fluctuate from day to day and may, in either the near term or over the long run, decline in value. The value of the common shares may be affected by a decline in financial markets in general. Your investment in common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. Preferred securities and debt securities are generally more sensitive to changes in interest rates than common stocks.


     Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Trust. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Trust.

     Foreign Risk. Under current market conditions, the Trust may invest up to 100% of its total assets in Foreign Securities, although it is not the Trust's current intent to do so. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:


     - fluctuations in foreign exchange rates;

     - future foreign economic, financial, political and social developments;

     - different legal systems;

     - the possible imposition of exchange controls or other foreign governmental laws or restrictions;

     - lower trading volume;

     - much greater price volatility and illiquidity of certain foreign securities markets;

     - different trading and settlement practices;

     - less governmental supervision;

     - regulatory changes;

     - changes in currency exchange rates;

     - high and volatile rates of inflation;

     - fluctuating interest rates;

     - less publicly available information; and

     - different accounting, auditing and financial record-keeping standards and requirements.

     Investments in Foreign Securities will expose the Trust to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Trust may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

     - the possibility of expropriation of assets;

     - confiscatory taxation;

     - difficulty in obtaining or enforcing a court judgment;

     - economic, political or social instability;


     - the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and


     - diplomatic developments that could affect investments in those countries.


     In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:


     - growth of gross domestic product;

     - rates of inflation;

     - capital reinvestment;

     - resources;

     - self-sufficiency;

     - balance of payments position; and

     - the tax treatment of the Trust's investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.


     These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Risks -- Emerging Market Risks" below.



     Foreign Currency Risk. Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar.



     Emerging Markets Risks. The Trust may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in emerging market countries can be intensified. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.


     Leverage Risk. Leverage risk is the risk associated with the borrowing of funds and other investment techniques, including the issuance of the Preferred Shares by the Trust, to leverage the common shares.


     Leverage is a speculative technique which may expose the Trust to greater risk and increase its costs. Increases and decreases in the value of the Trust's portfolio will be magnified when the Trust uses leverage. For example, leverage may cause greater swings in the Trust's net asset value or cause the Trust to lose more than it invested. The Trust will also have to pay dividends on its Preferred Shares or interest on its borrowings, reducing the Trust's return. These dividend payments or interest expenses may be greater than the Trust's return on the underlying investment. There can be no assurance that the Trust's leveraging strategy will be successful.


     If leverage is employed, the net asset value and market value of the common shares will be more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the dividends or interest rate on the leverage approaches the net rate of return on the Trust's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividends or interest rate on the leverage exceeds the net rate of return on the Trust's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Trust were not leveraged. The Trust will pay (and the holders of common shares will bear) any costs and expenses relating to any leverage. Accordingly, the Trust cannot assure you that the use of leverage would result in a higher yield or return to the holders of the common shares.


     Any decline in the net asset value of the Trust's investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In extreme cases, the Trust might be in danger of failing to maintain the required asset coverage, of losing its ratings on any Preferred Shares issued or of having insufficient current investment income to meet the interest payments on indebtedness or the dividend requirements on any Preferred Shares. In order to counteract such an event, the Trust might need to reduce its leverage and to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low security prices may result in capital losses and may reduce returns to the holders of common shares.

     While the Trust may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Trust will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Trust were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to holders of common shares relative to the circumstance where the Trust had not reduced leverage. The Trust may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.


     Risks of Investment in Preferred Securities. To the extent the Trust invests in preferred securities, there are special risks associated with investing in preferred securities, including:



          Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Trust owns a preferred security that is deferring its distributions, the Trust may be required to report income for tax purposes although it has not yet received such income.



          Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.



          Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.



          Limited Voting Rights. Generally, preferred security holders (such as the Trust) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.



          In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.



          Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Trust.



          New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Trust reserves the right to invest in these securities if the Advisor believes that doing so would be consistent with the Trust's investment objective and policies. Since the market for these instruments would be new, the Trust may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.


     Risks of Investment in Illiquid Securities. The Trust does not presently intend to invest in illiquid securities; however, the Trust may invest up to 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable (i.e., within seven days) and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Trust or at prices approximating the value at which the Trust is carrying the securities on its books.



     Risks of Investment in Lower-Rated Securities. The Trust may invest up to 20% of its total assets in securities rated below investment grade or considered by the Advisor to be of comparable credit quality. Investment grade quality securities are those that are rated within the four highest grades (i.e., Baa3/BBB- or better) by Moody's, S&P or Fitch or unrated securities determined by the Advisor to be of comparable quality. Securities rated below investment grade are judged to have speculative characteristics with respect to interest and principal payments.



     The values of lower-rated securities often reflect individual corporate developments and are often more sensitive to economic changes than higher rated securities. Issuers of lower-rated securities are often in the growth stage of their development and/or involved in a reorganization or takeover. The companies are often highly leveraged (have a significant amount of debt relative to shareholders' equity) and may not have available to them more traditional financing methods, thereby increasing the risk associated with acquiring these types of securities. In some cases, obligations with respect to lower-rated securities are subordinated to the prior repayment of senior indebtedness, which will potentially limit the Trust's ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in lower-rated securities have a lower degree of protection with respect to principal and interest payments than do investors in higher rated securities.



     During an economic downturn, a substantial period of rising interest rates or a recession, issuers of lower-rated securities could experience financial distress resulting in insufficient revenues to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated securities. If the issuer of a security held by the Trust defaults, the Trust may not receive full interest and principal payments due to it and could incur additional expenses if it chose to seek recovery of its investment.



     The secondary markets for lower-rated securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for lower-rated securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for lower-rated securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse change in the condition of a particular issuer. Under certain economic and/or market conditions, the Trust may have difficulty disposing of certain lower-rated securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the lower-rated securities, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing the Trust's assets. Market quotations on lower-rated securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale.



     The high yield markets may react strongly to adverse news about an issuer or the economy or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for lower-rated securities may be affected by legislative and regulatory developments. These developments could adversely affect the Trust's net asset value and investment practices, the secondary market for lower-rated securities, the financial condition of issuers of these securities and the value and liquidity of outstanding lower-rated securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in lower-rated securities and limiting the deductibility of interest by certain corporate issuers of lower-rated securities had an adverse effect on the lower-rated securities market.


     When the secondary market for lower-rated securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value the Trust's lower-rated securities, judgment plays a more important role in determining such valuations. Decreased liquidity in the market for below investment-grade securities, in combination with the relative youth and growth of the market for such securities, also may affect the ability of the Trust to dispose of such securities at a desirable price. Additionally, if the secondary markets for lower-rated securities contract due to adverse economic conditions or for other reasons, certain of the Trust's liquid securities may become illiquid and the proportion of the Trust's assets invested in illiquid securities may significantly increase.



     The Trust may only invest in high yield securities that are rated CCC- or higher by S&P, rated Caa or higher by Moody's, or rated CCC- or higher by Fitch, or unrated securities determined by the Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issuers may be in default or there may be present elements of danger with respect to the payment of principal or interest. The Trust will not invest in securities which are in default at the time of purchase.



     Small Cap Risk. The Trust may invest in Real Estate Equity Securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. As of December 31, 2003, according to the Citigroup World Property Index, the market capitalization of global real estate companies ranged in size from approximately $40 million to approximately $12 billion.



     Convertible Securities. The Trust may also invest in convertible securities of real estate companies. The market value of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities may vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.



     Strategic Transactions. Strategic Transactions in which the Trust may engage, including hedging and risk management transactions such as interest rate and foreign currency transactions, options and swaps, also involve certain risks and special considerations. Strategic Transactions will be entered into to seek to manage the risks of the Trust's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (i) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (ii) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Trust to pay additional amounts of money. Successful use of Strategic Transactions depends on the Advisor's ability to predict correctly market movements which, of course, cannot be assured. Losses on

Strategic Transactions may reduce the Trust's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Trust will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Trust. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Trust may experience significant delays in obtaining any recovery under the contract in bankruptcy or other reorganization proceeding. The Trust may obtain only a limited recovery or may obtain no recovery in such circumstances.


     The Trust may also lend the securities it owns to others, which allows the Trust the opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money and in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement. The Trust may enter into interest rate swap transactions to attempt to protect itself from increasing preferred share dividends or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap which may result in a decline in the net asset value of the common shares. See "Interest Rate Transactions."



     Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Trust's investment in such securities means that the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Trust's portfolio will decline in value due to rising interest rates. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Trust dividends and distributions. The Trust intends to utilize leverage, which magnifies interest rate risk.



     Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. In addition, during periods of rising inflation, dividend rates of Preferred Shares would likely increase, which would tend to further reduce returns to common shareholders.



     Deflation Risk. Deflation risk is the risk that the Trust's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Trust being redeemed by their issuers.



     Non-Diversification. The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%, except for investments in United States government securities and securities of other regulated investment companies, which are not limited for tax purposes) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.



     Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Trust's net asset value could decrease as a result of Trust investment activities and may be greater for investors expecting to sell their shares in a relatively short period following the offering as a result of the payment of certain offering costs in connection with this offering and any offering of Preferred Shares.

Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Trust's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Trust, the Trust cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

     Market Disruption Risk. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have lead to increased short-term market volatility. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on U.S. and world economies and markets. The Trust does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the military action or similar events in the future on the U.S. economy and securities markets. A similar disruption of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares.

     No Operating History. The Trust is a newly organized, non-diversified closed-end management investment company with no operating history.

     Investment Risk. An investment in the Trust is subject to investment risk, including the possible loss of the entire principal amount that you invest.

     Anti-Takeover Provisions. The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value. In addition, if the Trust issues Preferred Shares, the holders of the Preferred Shares will have voting rights that could deprive holders of common shares of such opportunities.

                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     The Board of Trustees is responsible for the overall management of the Trust, including supervision of the duties performed by ING Clarion RES. There are five trustees of the Trust. Two of the trustees are "interested persons" of the Trust (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.


INVESTMENT ADVISOR


     ING Clarion RES acts as the Trust's investment advisor. ING Clarion RES is located at 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087.



     As of December 31, 2003, ING Clarion RES had approximately $2.6 billion in assets under management. An affiliate, ING Clarion Partners, manages over $9.2 billion of private market real estate with nearly 600 employees operating from 28 offices nationwide. Another affiliate, Clarion Capital LLC is a real estate fixed income manager with approximately $1.7 billion in assets under management. All three entities share a common real estate research platform and manage collectively over $13 billion in diverse real estate securities and real estate assets. ING Clarion RES, ING Clarion Partners and Clarion Capital LLC are subsidiaries of the ING Group, a global financial services organization based in The Netherlands and operating in 60 countries with over 100,000 employees and $550 billion in assets under management as of December 31, 2003. ING Group conducts business across all financial markets and asset classes with a significant presence in banking, insurance and investment management. ING Group's Real Estate Division ("ING Real Estate") is the third largest global real estate manager and investor with $44 billion in real estate assets under management as of December 31, 2003. ING Real Estate is a global organization with offices in The Netherlands, Belgium, France, the United Kingdom, Spain, Germany, Italy, the Czech Republic, Poland, Hungary, Singapore, China, the United States and Australia.


     ING Clarion RES believes that investment in securities of global real estate companies historically has offered the opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. ING Clarion RES also believes that investment in global real estate companies historically has offered attractive opportunities for long-term capital appreciation, which would provide investors with total return in addition to the return achieved via current income. In addition, ING Clarion RES believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Trust may provide the opportunity to add an alternative asset class to an investor's overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. A blend of both U.S. real estate equity securities and non-U.S. real estate equity securities may enable the Trust to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a Trust only investing in U.S. real estate equity securities.


     Portfolio Managers.  The Trust's portfolio is managed by a team including
T. Ritson Ferguson, Kenneth D. Campbell, Sherry L. Rexroad, Steven D. Burton and Joseph P. Smith. Their biographies, including professional experience, industry designations and education are as follows:

     T. Ritson Ferguson, CFA. Mr. Ferguson has been Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. since 1999. Mr. Ferguson provides oversight of the firm's operations, oversees the day-to-day management of the portfolios and is a member of the Investment Policy Committee. Previously with Radnor Advisors and Trammell Crow Company, he has extensive direct investment experience, having been involved in all facets of the analysis, acquisition and management of commercial real estate before joining Messrs. Campbell and Kling in 1991 in forming what is today ING Clarion Real Estate Securities, L.P. Mr. Ferguson was formerly with Bain and Company as a consultant, and served as a Captain in the U.S. Air Force as a computer scientist.


     Mr. Ferguson is an honors MBA graduate of The Wharton School of Business at The University of Pennsylvania and holds a BS from Duke University (summa cum laude, Phi Beta Kappa). He is a member of the National Association of Real Estate Investment Trusts (NAREIT) and its Institutional Investor Committee, and of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR). Mr. Ferguson is a holder of the Chartered Financial Analyst (CFA) designation.



     Kenneth D. Campbell. Mr. Campbell has been Managing Director of ING Clarion Real Estate Securities, L.P. since 1995. Mr. Campbell is Chairman of the Investment Policy Committee responsible for establishing real estate securities investment policy and has more than 33 years experience as an investor in real estate securities. In 1969, he founded Audit Investments, Inc. ("Audit"), a registered investment advisor. Through Audit he has managed real estate securities portfolios since 1980 for a select number of institutional and individual accounts. He founded Realty Stock Review ("RSR") in 1970 and later completed the sale of RSR in 1990. Mr. Campbell has edited and been principal author of four book-length investment reports on REITs and real estate securities.



     Mr. Campbell is an MBA graduate with distinction from New York University and he holds a BA with honors from Capital University. Mr. Campbell is a member of the Philadelphia Society of Security Analysts and the National Association of Real Estate Investment Trusts (NAREIT). He was a founding member of the Real Estate Analysts Group in New York City and was presented the REIT Industry Leadership Award by NAREIT in 1996.


     Sherry L. Rexroad, CFA. Ms. Rexroad has been a Senior Director of ING Clarion Real Estate Securities, L.P. since 2001. Ms. Rexroad is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. She is also responsible for evaluating the investment potential of public real estate companies. Previously with AEW Capital Management ("AEW"), she was a Vice President and Portfolio Manager within the AEW Fixed Income and Capital Markets Group. She has more than twelve years of investment experience, including work in real estate equities, commercial mortgage-backed securities ("CMBS") and whole loans. Her background includes direct experience in real estate management, construction management and the evaluation of public and private real estate companies. Prior to her time at AEW she worked for the Environmental Protection Agency (EPA) where she managed the design and construction of a $40 million Environmental Science Center and negotiated commercial leases. Ms. Rexroad joined ING Clarion Real Estate Securities, L.P. in 1997.



     Ms. Rexroad is an MBA graduate of The Wharton School of Business at The University of Pennsylvania and is a Dean's List graduate of Haverford College. She is a member of the National Association of Real Estate Investment Trusts (NAREIT) and the International Council of Shopping Centers. Ms. Rexroad is a holder of the Chartered Financial Analyst (CFA) designation and a member of the Financial Analysts of Philadelphia, and the Association for Investment Management and Research (AIMR).



     Steven D. Burton, CFA. Mr. Burton has been Director of ING Clarion Real Estate Securities, L.P. since 2000. Mr. Burton is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. Previously with GE Investment Corporation, he has extensive direct investment experience in a broad array of product types -- including office, multifamily, industrial, retail and lodging -- and oversaw a $350 million portfolio of directly owned commercial real estate assets. His experience includes acquisitions, dispositions, lease negotiation, loan restructuring and workout activity. Mr. Burton joined ING Clarion Real Estate Securities, L.P. in 1995.



     He is an MBA graduate of The Kellogg School of Business at Northwestern University and Middlebury College (Mathematics, cum laude). Mr. Burton is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).



     Joseph P. Smith, CFA. Mr. Smith has been Director of ING Clarion Real Estate Securities, L.P. since 2001. Mr. Smith is a member of the Investment Policy Committee and a portfolio manager for ING Clarion RES. He is also responsible for evaluating the investment potential of public real estate companies. He joined ING Clarion Real Estate Securities, L.P. in 1997. Previously with Alex. Brown & Sons, Inc., Mr. Smith was an Associate in the Real Estate Investment Banking Group. His responsibilities included public offerings, private placements, mergers and acquisitions, and other real estate investment banking services. His prior experience also included work as a financial analyst at Radnor Advisors, a direct real estate investment firm, where he gained experience in all facets of the analysis, acquisition, and management of commercial real estate.



     Mr. Smith is an MBA graduate of The Wharton School of Business at The University of Pennsylvania and holds a BS from Villanova University (magna cum laude). He is a holder of the Chartered Financial Analyst (CFA) designation and is a member of the Financial Analysts of Philadelphia and the Association for Investment Management and Research (AIMR).


INVESTMENT MANAGEMENT AGREEMENT


     Pursuant to an investment management agreement between ING Clarion RES and the Trust, the Trust has agreed to pay a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets (the "Management Fee") for the investment advisory services and facilities provided by ING Clarion RES. This means that during periods in which the Trust is using leverage, the fee paid to ING Clarion RES will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage. Under the investment management agreement, the Trust may, but is not obligated to, reimburse ING Clarion RES for certain expenses ING Clarion RES incurs in connection with performing non-investment advisory services for the Trust. In addition, with the approval of the Board of Trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by ING Clarion RES who devote substantial time to Trust operations may be reimbursed to ING Clarion RES.

     In addition to the Management Fee of ING Clarion RES, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with ING Clarion RES), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

     For the first nine years of the Trust's operation, ING Clarion RES has undertaken to waive its investment advisory fees and expenses payable by the Trust in the amounts, and for the time periods, set forth below:


                                                              PERCENTAGE WAIVED
                                                              (AS A PERCENTAGE
                                                              OF AVERAGE WEEKLY
TWELVE-MONTH PERIOD ENDING                                    MANAGED ASSETS)*
--------------------------                                    -----------------
February 28, 2005**.........................................        0.25%
February 28, 2006...........................................        0.25%
February 28, 2007...........................................        0.25%
February 28, 2008...........................................        0.25%
February 28, 2009...........................................        0.25%
February 28, 2010...........................................        0.20%
February 28, 2011...........................................        0.15%
February 28, 2012...........................................        0.10%
February 28, 2013...........................................        0.05%


---------------

*  Including net assets attributable to Preferred Shares.

** From the commencement of operations.

     ING Clarion RES has not undertaken to waive any portion of the Trust's fees and expenses beyond December 31, 2013 or after termination of the investment management agreement.

                                NET ASSET VALUE


     The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m. New York City time) on the New York Stock Exchange (NYSE) on each business day on which the NYSE is open for trading. The Trust will calculate net asset value per common share by subtracting the Trust's liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding Preferred Shares of the Trust from the Trust's total assets (the value of the securities the Trust holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding.

     For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on any exchange or similar regulated market reporting contemporaneous transaction prices are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board of Trustees, including pricing services when such prices are believed by the Board of Trustees to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. Other assets are valued at fair value by or pursuant to guidelines approved by the Board of Trustees.


                                 DISTRIBUTIONS


     Level Rate Dividend Policy. Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Trust's first dividend, the Trust intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Trust, which rate may be adjusted from time to time. Distributions can only be made from net investment company taxable income after paying accrued dividends on the Trust's Preferred Shares, if any, and interest and required principal payments on borrowings, if any. The Trust's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on its Preferred Shares, if any, and interest and required principal payments on borrowings, if any. At least annually, the Trust intends to distribute all of its net capital gain and net investment company taxable income not distributed during the year. Initial distributions to common shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, after the completion of this offering, depending upon market conditions. The net investment company taxable income of the Trust consists of all ordinary taxable income, qualified dividend income, and net short-term capital gain earned on portfolio assets less all deductible expenses of the Trust. Expenses of the Trust are accrued each day. In addition, the Trust currently expects that a portion of its distributions will consist of amounts in excess of net investment company taxable income and net capital gain derived from the non-taxable components of the cash flow from the real estate underlying the Trust's portfolio investments. These amounts would be considered a return of capital and thus would reduce the basis in a shareholder's common shares; any amounts in excess of such basis would be treated as a gain from the sale of such shares.


     To permit the Trust to maintain a more stable monthly distribution, the Trust will initially distribute less than the entire amount of net investment company taxable income earned in a particular period. The undistributed net investment company taxable income would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular monthly period may be more or less than the amount of net investment company taxable income actually earned by the Trust during the period. Undistributed net investment company taxable income will be added to the Trust's net asset value and, correspondingly, distributions from undistributed net investment company taxable income will be deducted from the Trust's net asset value.


     Managed Dividend Policy. The Trust intends to file an exemptive application with the Commission seeking an order under the Investment Company Act to obtain the ability to implement a Managed Dividend Policy. If the Trust receives the requested relief, the Trust may implement a Managed Dividend Policy.



     Under a Managed Dividend Policy, the Trust would distribute a fixed monthly percentage, which may be adjusted from time to time, of net asset value to common shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying dividends due on Preferred Shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Dividend Policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Trust's assets. The Trust's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Trust's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets).

     In the event the Trust distributed the Excess, such distribution would decrease the Trust's total assets and, therefore, have the likely effect of increasing the Trust's expense ratio. In addition, in order to make such distributions, the Trust may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.


     There is no guarantee that the Trust will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.


                           DIVIDEND REINVESTMENT PLAN


     Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator"), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator for shareholders in additional common shares of the Trust through the Trust's Dividend Reinvestment Plan (the "Plan"). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by The Bank of New York by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.



     The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Trust ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Trust will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

     The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

     In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

     There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Administrator are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

     The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.


     All correspondence or questions concerning the Plan should be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention:
Irina Krylov, Phone Number: (800) 433-8191.


                             DESCRIPTION OF SHARES


     The Trust offers by this prospectus, in the aggregate, $          of common
shares. The following is a brief description of the terms of the common shares. This description does not purport to be complete and is qualified by reference to the Trust's Agreement and Declaration of Trust and its Amended and Restated

Bylaws (the "Bylaws"). For complete terms of the common shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

COMMON SHARES


     The Trust is an unincorporated statutory trust organized under the laws of Delaware pursuant to the Agreement and Declaration of Trust. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Trust expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.



     The Trust has no present intention of offering any additional common shares other than the common shares issued under the Trust's Dividend Reinvestment Plan. Any additional offerings of common shares will require approval by the Trust's Board of Trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.



     The Trust's common shares have been approved for listing on the American Stock Exchange under the symbol "IGR," subject to notice of issuance.



     The Trust's net asset value per share will be reduced immediately following the offering of common shares by the amount of the sales load and organization and offering expenses paid by the Trust. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the American Stock Exchange or otherwise.



     Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in real estate securities have during some periods traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and you should not purchase the common shares if you intend to sell them soon after purchase. See "Borrowings and Preferred Shares" and the Statement of Additional Information under "Repurchase of Common Shares."



     The Trust's common share holders will vote as a single class to elect the Trust's Board of Trustees (subject to the special voting rights of Preferred Shares) and on additional matters with respect to which the 1940 Act, the Trust's Agreement and Declaration of Trust, By-laws or resolutions adopted by the trustees provide for a vote of the Trust's common shareholders. See
"Risks -- Anti-takeover Provisions."


PREFERRED SHARES


     The Agreement and Declaration of Trust provides that the Trust's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued.

     The Trust may elect to issue Preferred Shares as part of its leverage strategy. The Trust may issue Preferred Shares representing approximately 35% of the Trust's capital immediately after the Preferred Shares are issued. The Board of Trustees also reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the Investment Company Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus outstanding indebtedness, measured immediately after issuance of any Preferred Shares, to 50% of the value of the Trust's total assets less liabilities of the Trust other than indebtedness. We cannot assure you, however, that any Preferred Shares will be issued. The terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Agreement and Declaration of Trust. The Trust also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.


     Voting Rights. The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust if at any time dividends on any Preferred Shares have gone unpaid for a period of two years. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, or (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Agreement and Declaration of Trust." As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company
Act) and will vote together with holders of common shares as a single class.


     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.


     Redemption, Purchase and Sale of Preferred Shares by the Trust. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Trust in whole or in part at the liquidation preference per share plus accumulated dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently reissue any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any reissuance of shares by the Trust will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Trust. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


          CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST


     The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. This could deprive shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could increase the expenses and disrupt the normal operation of the Trust. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.



     In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all classes or series of common shares or preferred shares of the Trust.


     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;


     - the issuance of any securities of the Trust to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);


     - the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 5% of the total assets of the Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.


     To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of the

Trust to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board of Trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the Board of Trustees would vote to convert the Trust to an open-end fund.


     To liquidate the Trust, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series.



     If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                           CLOSED-END TRUST STRUCTURE

     The Trust is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.


     Shares of closed-end funds frequently trade at a discount to their net asset value. Because of the possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Trust to an open-end mutual fund, which would require a vote of the shareholders of the Trust.

                          REPURCHASE OF COMMON SHARES

     Like the shares of many other closed-end funds, the Trust's common shares may trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.


     There is no assurance that a repurchase or tender for common shares will result in the common shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, the Investment Company Act and the principal market on which the common shares are traded.


                                  TAX MATTERS

U.S. TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.


     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as the Trust meets certain requirements that govern the Trust's sources of income, diversification of assets and distribution of earnings to shareholders, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.



     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are, except in the case of qualified dividend income (as discussed below), taxable to shareholders as ordinary income to the extent of the Trust's current and accumulated earnings and profits. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.


     The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (a) capital gains received by individuals and (b) "qualified dividend income" received by individuals from certain domestic and foreign corporations, provided holding period and other requirements are met by both you and the Trust. The reduced rates applicable to capital gains will also apply to capital gains recognized by holders who sell shares that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 and cease to apply for taxable years beginning after December 31, 2008. Distributions from REITs generally will not qualify for the reduced rate.


     Dividends and other taxable distributions are taxable to shareholders even though they are reinvested in additional shares of the Trust. Due to the Trust's expected investments, in general, distributions will not be eligible for a dividends received deduction allowed to corporations under the Code and will generally not qualify for the reduced rate on qualified dividend income. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.

     The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

CERTAIN FOREIGN TAX CONSIDERATIONS


     The Trust may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, such investments may, among other things, cause the Trust to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. Furthermore, dividend income received from a passive foreign investment company does not qualify for the reduced rate of taxation under the 2003 Tax Act.


     Certain dividends and other distributions received from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. In the event that more than 50 percent of the total assets of the Trust consists of stock or securities of foreign corporations, the Trust will make an election to pass through to it shareholders a credit or deduction for foreign taxes paid by it.


     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE TRUST AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE TRUST CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE OR LOCAL INCOME OR OTHER TAXES.

                                  UNDERWRITING


     Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wachovia Capital Markets, LLC, Advest, Inc., H&R Block Financial Advisors, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., Huntleigh Securities Corporation, Janney Montgomery Scott LLC, Legg Mason Wood Walker, Incorporated, McDonald Investments Inc., a KeyCorp Company, Oppenheimer & Co. Inc., Quick & Reilly, Inc. A FleetBoston Financial Company, RBC Dain Rauscher Inc., Stifel, Nicolaus & Company, Incorporated, Wedbush Morgan Securities Inc. and Wells Fargo Securities, LLC, are acting as representatives of the Underwriters. Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter, the number of common shares set forth opposite the name of such Underwriter.



UNDERWRITERS                                                  NUMBER OF SHARES
------------                                                  ----------------
Citigroup Global Markets Inc. ..............................
A.G. Edwards & Sons, Inc. ..................................
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
UBS Securities LLC..........................................
Wachovia Capital Markets, LLC...............................
Advest, Inc. ...............................................
H&R Block Financial Advisors, Inc. .........................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
Huntleigh Securities Corporation............................
Janney Montgomery Scott LLC.................................
Legg Mason Wood Walker, Incorporated........................
McDonald Investments Inc., a KeyCorp Company................
Oppenheimer & Co. Inc. .....................................
Quick & Reilly, Inc. A FleetBoston Financial Company........
RBC Dain Rauscher Inc. .....................................
Stifel, Nicolaus & Company, Incorporated....................
Wedbush Morgan Securities Inc. .............................
Wells Fargo Securities, LLC.................................
                                                                -----------
     Total..................................................
                                                                ===========



     The underwriting agreement provides that the obligations of the several Underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.



     The Underwriters propose to offer some of the common shares directly to the public at the offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a
concession not in excess of $     . per common share. The sales load the Trust
will pay of $     . per share is equal to      % of the initial offering price.
The Underwriters may allow, and such dealers may reallow, a concession not in
excess of $     . per common share on sales to certain other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
Investors must pay for any common shares purchased on or before           ,
2004. The representatives have advised the Trust that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

     The Advisor (and not the Trust) has agreed to pay to certain Underwriters a fee at an aggregate annual rate equal to 0.15% of the Trust's Managed Assets. This fee will be divided among such Underwriters based on the number of common shares each sells in this offering and will be payable in arrears at the end of each calendar quarter during the continuance of the Investment Management Agreement or other advisory agreement between the Advisor and the Trust. The Underwriters that will receive fees as per above have agreed to provide certain after-market services to the Trust designed to maintain the visibility of the Trust on an ongoing basis and to provide relevant information, studies or reports regarding the Trust and the closed-end investment company industry. Additionally, upon closing, the Advisor will pay to Citigroup Global Markets Inc. from its own resources a structuring fee in connection with the sale and
distribution of the shares in an aggregate amount equal to      . The sum of
these structuring and after-market services fees, any fees paid pursuant to the offering participation agreement described below, the amounts paid by the Advisor to reimburse certain Underwriter expenses and the sales load to be paid by the Trust will not exceed 9.00% of the total price to the public of the common shares offered hereby.



     The Trust has granted to the Underwriters an option, exercisable for 45
days from the date of this prospectus, to purchase up to           additional
common shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional common shares approximately proportionate to such Underwriter's initial purchase commitment.



     The Trust and the Advisor have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the Underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.



     Prior to the offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, the Advisor and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the common shares will develop and continue after this offering. The common shares have been approved for listing on the American Stock Exchange under the symbol "IGR," subject to notice of issuance.



     The following table shows the sales load that the Trust is to pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional common shares:



                                                            PAID BY THE TRUST
                                                       ---------------------------
                                                       NO EXERCISE   FULL EXERCISE
                                                       -----------   -------------
Per Share............................................   $              $
Total................................................   $              $



     The Trust and the Advisor have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.



     The Advisor has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $.03 per share. In addition, the Trust has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.



     ING Funds Distributor, LLC ("ING Funds"), an affiliate of ING Clarion RES, will provide distribution assistance with the sale of common shares of the Trust. In connection with this distribution assistance, ING Funds will enter into an offering participation agreement with the Trust. The Advisor will compensate ING Funds for this distribution assistance out of its own resources in an aggregate amount
equal to      . ING Funds is a registered broker-dealer and a member of the
National Association of Securities Dealers, Inc. and may be deemed an "underwriter" for the purposes of this offering under the Securities Act of 1933, although it will not purchase any of the common shares or be a party to the underwriting agreement.



     Certain Underwriters may make a market in the common shares after trading in the common shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.



     The Underwriters have advised the Trust that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the common shares on the American Stock Exchange at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or purchase of the common shares on behalf of an underwriter for the purpose of fixing or maintaining the price of the common shares. A "covering transaction" is a bid for or purchase of the common shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the common shares, the Underwriters purchase common shares in the open market for the account of the underwriting syndicate and the common shares purchased can be traced to a particular underwriter or member of the selling group, the underwriting syndicate may require the underwriter or selling group member in question to purchase the common shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the common shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the common shares if their customer resells the common shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.



     The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of the Underwriters to the Trust or the Advisor if, prior to the delivery of and payment for the common shares, (i) trading in the Trust's common shares shall have been suspended by the Securities and Exchange Commission or the American Stock Exchange or trading in securities generally on the American Stock Exchange shall have been suspended or limited or minimum prices for trading in securities generally shall have been established on the American Stock Exchange, (ii) a commercial banking moratorium shall have been declared by either federal or New York state authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets in the United States is such as to make it, in the sole judgment of the representatives, impracticable or inadvisable to proceed with the offering or delivery of the common shares as contemplated by the prospectus (exclusive of any supplement thereto).



     A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. The representatives may agree to allocate a number of common shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to the Underwriters that may make internet distributions on the same basis as other allocations. In addition, common shares may be sold by the Underwriters to securities dealers who resell common shares to online brokerage account holders.

     The Trust anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.



     The Underwriters have performed investment banking and advisory services for the Advisor and its affiliates from time to time, for which they have received customary fees and expenses. The Underwriters may, from time to time, engage in transactions with or perform services for the Advisor in the ordinary course of business.



     Prior to the public offering of common shares, the Advisor purchased common shares from the Trust in an amount satisfying the net worth requirements of
Section 14(a) of the Investment Company Act.



     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.


         CUSTODIAN, ADMINISTRATOR, ACCOUNTING AGENT, AND TRANSFER AGENT

     The Custodian, Administrator, Accounting Agent, and Transfer Agent of the Trust is The Bank of New York, ("BONY"). As custodian BONY performs custodial services. As fund accountant, BONY calculates the Trust's net asset value and performs fund accounting and portfolio accounting services. As administrator, BONY generally assists in the administration and operation of the Trust. BONY will also serve as transfer agent and dividend paying agent with respect to the common shares.

                                 LEGAL OPINIONS


     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Simpson Thacher & Bartlett LLP. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.


                        PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and their respective affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                               ----
Use of Proceeds.............................................    B-1
Investment Objectives and Policies..........................    B-1
Investment Restrictions.....................................    B-1
Investment Policies and Techniques..........................    B-3
Other Investment Policies and Techniques....................    B-4
Management of the Trust.....................................    B-8
Portfolio Transactions and Brokerage........................   B-12
Description of Shares.......................................   B-13
Repurchase of Common Shares.................................   B-13
Tax Matters.................................................   B-15
Experts.....................................................   B-19
Additional Information......................................   B-19
Independent Auditors' Report................................    F-1
Financial Statements........................................    F-1
APPENDIX A Ratings of Investments...........................    A-1
APPENDIX B Proxy Voting Procedures..........................   BB-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                               100,000,000 SHARES


                   ING CLARION GLOBAL REAL ESTATE INCOME FUND
                                 COMMON SHARES
                                  ------------

                                   PROSPECTUS


                                          , 2004


                                  ------------

                                   CITIGROUP
                           A.G. EDWARDS & SONS, INC.
                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                              WACHOVIA SECURITIES
                                  ADVEST, INC.
                       H&R BLOCK FINANCIAL ADVISORS, INC.
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                        HUNTLEIGH SECURITIES CORPORATION
                          JANNEY MONTGOMERY SCOTT LLC
                             LEGG MASON WOOD WALKER
                                  INCORPORATED

                           MCDONALD INVESTMENTS INC.
                                  OPPENHEIMER
                              QUICK & REILLY, INC.
                              RBC CAPITAL MARKETS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED


                           WEDBUSH MORGAN SECURITIES

                          WELLS FARGO SECURITIES, LLC
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CGREIFREDHER0104-012804

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                 SUBJECT TO COMPLETION, DATED FEBRUARY 23, 2004


                   ING CLARION GLOBAL REAL ESTATE INCOME FUND

                      STATEMENT OF ADDITIONAL INFORMATION


     ING Clarion Global Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company that seeks high current income as its primary investment objective. Its secondary investment objective is capital appreciation.



     This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus
relating thereto dated           , 2004. This Statement of Additional
Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 992-0180. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.


         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                               PAGE
                                                               ----
Use of Proceeds.............................................    B-1
Investment Objectives and Policies..........................    B-1
Investment Restrictions.....................................    B-1
Investment Policies and Techniques..........................    B-3
Other Investment Policies and Techniques....................    B-4
Management of the Trust.....................................    B-8
Portfolio Transactions and Brokerage........................   B-12
Description of Shares.......................................   B-13
Repurchase of Common Shares.................................   B-13
Tax Matters.................................................   B-15
Experts.....................................................   B-19
Additional Information......................................   B-19
Independent Auditors' Report................................    F-1
Financial Statements........................................    F-1
APPENDIX A Ratings of Investments...........................    A-1
APPENDIX B Proxy Voting Policies............................   BB-1



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED           , 2004.

                                USE OF PROCEEDS


     Pending investment in real estate securities that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term fixed income and money market securities, to the extent such securities are available. See "Investment Policies and Techniques -- Short Term Fixed Income Securities."


                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust's primary investment objective is high current income. The Trust's secondary investment objective is capital appreciation.

                            INVESTMENT RESTRICTIONS


     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares, if any, voting as a separate class:


     1. issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;


     2. make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Trust's investment objective and policies, or the entry into repurchase agreements;


     3. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

     4. purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs and REOCs, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets;

     5. purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool or commodity pool operator; or

     6. invest in excess of 25% of its total assets in any industry other than the real estate industry, except that the Trust may invest without limit in securities backed as to principal or interest by the credit of the United States of America or agencies or instrumentalities thereof.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less.


     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Trust may not:


     1. make any short sale of securities except in conformity with applicable laws, rules and regulations;

     2. purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

     3. purchase securities of companies for the purpose of operating such companies.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other registered investment companies and up to 5% of its total assets in any one registered investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.



     The Trust has a non-fundamental policy of investing at least 80% of its total assets in "Real Estate Equity Securities" as defined in the prospectus (as amended from time to time). If the Board of Trustees of the Trust changes this non-fundamental policy to one allowing the Trust to invest less than 80% of its total assets in Real Estate Equity Securities, the Trust will provide shareholders with at least 60 days prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act and the regulations thereunder. The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.



     In addition, to comply with U.S. federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, subject to certain exceptions, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations are subject to applicable cure provisions and may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.



     The Trust intends to apply for ratings for any Preferred Shares it issues from Moody's, Fitch and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's, Fitch and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the holders of common shares of the Trust or on the Trust's ability to achieve its investment objectives. The Trust presently anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's or Fitch (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained or maintained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's, Fitch and S&P receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies, and techniques that are described in the Trust's Prospectus.

SHORT-TERM FIXED INCOME SECURITIES

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

     1. U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

     2. Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

     3. Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

     4. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated but determined to be of comparable quality by the Advisor and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

SHORT SALES

     The Trust may make short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

STRATEGIC TRANSACTIONS


     Consistent with its investment objectives and policies as set forth herein, the Trust may also enter into certain hedging and risk management transactions. In particular, the Trust may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, and forward foreign currency contracts and may enter into various interest rate transactions (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Trust may use are described below. The ability of the Trust to hedge successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured.



     Interest Rate Transactions. Among the Strategic Transactions into which the Trust may enter are interest rate swaps and options. The Trust expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique, to protect against any increase in the price of securities the Trust anticipates purchasing at a later date or, as discussed in the prospectus, to hedge against increased Preferred Share dividend rates or increases in the Trust's cost of borrowing. For a more complete discussion of interest rate transactions, see "Interest Rate Transactions" in the prospectus.


     Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Trust may sell or purchase call options ("calls") on securities and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). During the term of a call option sold by the Trust, the Trust is exposed to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract, and the Trust may be required to hold an instrument which it might otherwise have sold. The purchase of a call gives the Trust the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Trust must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.



     Puts on Securities, Indices and Futures Contracts. As with calls, the Trust may purchase put options ("puts") on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Trust may also sell puts on securities financial indices and puts on futures contracts on securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying instrument or index at a price higher than the current prevailing market price.



     Forward Currency Contracts. The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisor believes that that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisor anticipates that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities.


     The Trust may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge into U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Advisor anticipates that there will be a correlation between the two currencies.

     The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

     Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

REPURCHASE AGREEMENTS


     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisor, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisor will monitor the value of the collateral at the time the transaction is entered into and at all subsequent times during the term of the repurchase agreement in an effort to confirm that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.


REVERSE REPURCHASE AGREEMENTS


     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, reverse repurchase agreements will not be considered borrowings by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks as leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

LENDING OF SECURITIES


     The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the Board of Trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (i) the borrower pledge and maintain collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned by the Trust,
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (iii) the loan be made subject to termination by the Trust at any time and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the American Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisor, and will be considered in making decisions with respect to lending securities, subject to review by the Trust's Board of Trustees.



     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

                            MANAGEMENT OF THE TRUST

INVESTMENT MANAGEMENT AGREEMENT

     Although ING Clarion RES intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of ING Clarion RES are not exclusive and ING Clarion RES provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, ING Clarion RES is not liable to the Trust or any of the Trust's shareholders for any act or omission by ING Clarion RES in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of ING Clarion RES, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.


     The investment management agreement was approved by the Trust's Board of Trustees at an in-person meeting of the Board of Trustees held on December 17, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.85% of the average weekly value of the Trust's Managed Assets. In approving this agreement, the Board of Trustees considered, among other things, (i) the services to be provided by ING Clarion RES; (ii) the investment capabilities of ING Clarion RES; and (iii) the Trust's fee and expense data as compared to a peer group of closed-end funds with similar investment objectives and policies as the Trust. The Board of Trustees indicated that the primary factors in their determination to approve the investment management agreement were the high quality of services expected to be provided by ING Clarion RES, the experience of the Trust portfolio managers employed by ING Clarion RES and the comparability of the fee structure with similar funds.



     The investment management agreement and the waivers of the management fees were approved by the sole common shareholder of the Trust as of February 18, 2004. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's Board of Trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's Board of Trustees or a majority of the outstanding voting securities of the Trust or by ING Clarion RES, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).


TRUSTEES AND OFFICERS


     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's Board of Trustees which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company
Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the Trust, ING Clarion RES and the Trust's board members and officers is 259 North Radnor Chester Road, Second Floor, Radnor, PA 19087, unless specified otherwise below.


                                                                NUMBER OF
                                                               FUNDS IN THE
                                                               FUND COMPLEX
                                  PRINCIPAL OCCUPATION DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS        TRUSTEE        HELD BY TRUSTEE
------------          ---------   ---------------------------  ------------   --------------------
INTERESTED TRUSTEES:

T. Ritson Ferguson*   Trustee,    Managing Director and Chief       2
Age: 44               President   Investment Officer of ING
                      and Chief   Clarion Real Estate
                      Executive   Securities, L.P. since
                      Officer(1)  1995.

Jarrett B. Kling*     Trustee(1)  Managing Director of ING          2         Trustee of The
Age: 60                           Clarion Real Estate                         Hirtle and Callaghan
                                  Securities, L.P., member of                 Trust; National
                                  the Investment Advisory                     Trustee of the Boy's
                                  Committee of the TDH Group                  and Girl's Club of
                                  of venture funds.                           America.

INDEPENDENT
TRUSTEES

Asuka Nakahara        Trustee(1)  Associate Director of the         2         Advisory board
Age: 47                           Zell-Lurie Real Estate                      member of the HBS
                                  Center at Wharton since                     Club of Philadelphia
                                  July 1999; Lecturer of Real                 and a Trustee and
                                  Estate at the Wharton                       Elder and Investment
                                  School, University of                       Committee member of
                                  Pennsylvania; Chief                         Ardmore Presbyterian
                                  Financial Officer of                        Church.
                                  Trammell Crow Company from
                                  January 1, 1996 to December
                                  31, 1999; Chief Knowledge
                                  Officer of Trammell Crow
                                  Company from September 1,
                                  1998 to December 31, 1999.

                                                                NUMBER OF
                                                               FUNDS IN THE
                                                               FUND COMPLEX
                                  PRINCIPAL OCCUPATION DURING  OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND AGE            TITLE         THE PAST FIVE YEARS        TRUSTEE        HELD BY TRUSTEE
------------          ---------   ---------------------------  ------------   --------------------
Frederick S. Hammer   Trustee(1)  Co-Chairman of Inter-             2         Chairman of the
Age: 67                           Atlantic Group since 1994                   Board of Annuity and
                                  and is a member of the                      Life Re (Holdings),
                                  Fund's investment                           Ltd.; Director on
                                  committee; Co-Chairman of                   the Boards of
                                  Guggenheim Securities                       Tri-Arc Financial
                                  Holdings, LLC from 2002 to                  Services, Inc. and
                                  2003; non-executive.                        Magellan Insurance
                                                                              Company Ltd.; former
                                                                              Director of
                                                                              Medallion Financial
                                                                              Corporation, IKON
                                                                              Office Solutions,
                                                                              Inc. and VISA
                                                                              International;
                                                                              trustee of the
                                                                              Madison Square Boys
                                                                              and Girls Club.

Richard L. Sutton     Trustee(1)  Of Counsel, Morris,               2         Trustee of the
Age: 68                           Nichols, Arsht & Tunnell,                   Unidel Foundation,
                                  2000 to present; Partner,                   Inc. since 2000;
                                  Morris, Nichols, Arsht &                    Board of Directors
                                  Tunnell 1966-2000                           of Wilmington
                                                                              Country Club since
                                                                              1999, Grand Opera
                                                                              House, Inc.,
                                                                              1976-92, University
                                                                              of Delaware Library
                                                                              Associates, Inc.
                                                                              1981-99, Wilmington
                                                                              Club 1987-03,
                                                                              American Judicature
                                                                              Society 1995-99.


---------------


 * "Interested person" of the Trust as defined in the Investment Company Act. Messrs. Ferguson and Kling are interested persons due to their employment with the Advisor.



(1) After a trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves:



     - Messrs. Ferguson and Hammer, as Class I trustees, are expected to stand for re-election at the Trust's 2005 annual meeting of shareholders



     - Messrs. Kling and Nakahara, as Class II trustees, are expected to stand for re-election at the Trust's 2006 annual meeting of shareholders



     - Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust's 2007 annual meeting of shareholders

OFFICERS:



NAME AND AGE                           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
------------                      ---------------------------------------------------------
Peter Zappulla                    Chief Financial Officer ING Clarion Portfolio and
Age 58                            Reporting since 1989

Heather Trudel                    Senior Vice President of ING Clarion RES since 1995
Age 32


     Prior to this offering, all of the outstanding shares of the Trust were owned by ING Clarion RES.


     The Trustees of the Trust own the following amounts of shares of the Trust and other funds in the fund complex as of December 31, 2003.



                                                                        AGGREGATE DOLLAR RANGE OF
                                                                      EQUITY SECURITIES OVERSEEN BY
                                                                        TRUSTEES IN FAMILY IN ALL
                                           DOLLAR RANGE OF EQUITY         REGISTERED INVESTMENT
NAME OF TRUSTEE                           SECURITIES IN THE FUND(1)             COMPANIES
---------------                           -------------------------   -----------------------------
T. Ritson Ferguson......................             $0                    $50,001 - $100,000
Jarrett B. Kling........................             $0                    $                0
Asuka Nakahara..........................             $0                    $                0
Frederick S. Hammer.....................             $0                    $                0
Richard L. Sutton.......................             $0                    $                0


---------------


(1) Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.



     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the ING Clarion organization receive no compensation from the Trust. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2004.





                                              ESTIMATED COMPENSATION    TOTAL COMPENSATION
NAME OF BOARD MEMBER                                FROM TRUST         FROM THE FUND COMPLEX
--------------------                          ----------------------   ---------------------
T. Ritson Ferguson..........................          $    0                  $     0
Jarrett B. Kling............................          $    0                  $     0
Asuka Nakahara..............................          $8,000                  $16,000
Frederick S. Hammer.........................          $8,000                  $16,000
Richard L. Sutton...........................          $8,000                  $16,000



     The Board of Trustees of the Trust currently has one committee: an Audit Committee.



     The Audit Committee consists of Messrs. Nakahara, Hammer and Sutton. The Audit Committee acts according to the Audit Committee charter. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Trust's independent accountants.



     No Trustee who is not an interested person of the Trust owns beneficially or of record, any security of ING Clarion RES or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with ING Clarion RES.


     As the Trust is a newly organized closed-end investment company with no prior investment operations, no meetings of the Audit Committee have been held in the current fiscal year other than an initial meeting in connection with the organization of the Trust.

CODES OF ETHICS


     The Trust and the Advisor have adopted respective codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


PROXY VOTING PROCEDURES


     The Board of Trustees of the Trust has adopted the proxy voting procedures of the Advisor and delegated the voting of Trust securities to ING Clarion RES pursuant to these procedures. Under these procedures, ING Clarion RES will vote the Trust's securities in the best interests of the Trust's shareholders. A copy of the proxy voting procedures of the Advisor are attached as Appendix B to this Statement of Additional Information.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Trust and brokerage commission rates are made by the Advisor. Transactions on stock exchanges involve the payment by the Trust of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In certain instances the Trust may make purchases of underwritten issues at prices which include underwriting fees.



     In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Trust on a continuing basis. Accordingly, the cost of the brokerage commissions to the Trust in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Trust to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged from effecting that transaction if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor's ongoing responsibilities with respect to the Trust. Research and investment information may be provided by these and other brokers at no cost to the Advisor and made available for the benefit of other accounts advised by the Advisor and its affiliates, and not all of the information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Advisor's expenses, it is not possible to estimate its value and in the opinion of the Advisor it does not reduce the Advisor's expenses in a determinable amount. The extent to which the Advisor makes use of statistical, research and other services furnished by brokers is considered by the Advisor in the allocation of brokerage business but there is not a formula by which such business is allocated. The Advisor does so in accordance with its judgment of the best interests of the Trust and its shareholders. The Advisor may also take into account payments made by brokers effecting transactions for the Trust to other persons on behalf of the Trust for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National

Association of Securities Dealers, Inc., and subject to seeking best price and execution and obtaining approval of the independent trustees, the Advisor may consider sales of shares of the Trust as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Trust.


     One or more of the other investment companies or accounts which the Advisor manages may, from time to time, own some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold and any transaction costs will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's Board of Trustees that this advantage, when combined with the other benefits available due to the Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


                             DESCRIPTION OF SHARES

COMMON SHARES

     The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES


     Although the terms of any Preferred Share issued by the Trust, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) when it authorizes a Preferred Shares offering, the Trust currently expects that the preference on distributions, liquidation preference, voting rights and redemption provisions of any such Preferred Shares will be as stated in the prospectus.



     If the Board of Trustees decides to proceed with an offering of Preferred Shares, the terms of the Preferred Shares may be the same as, or different from, the terms described in the prospectus, subject to applicable law and the Trust's Agreement and Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


SHARE OFFERINGS


     The Board of Trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board of Trustees see fit. The Trust currently does not expect to issue any classes of shares, or series of shares, except for the common shares and the Preferred Shares.


                          REPURCHASE OF COMMON SHARES


     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.


     Notwithstanding the foregoing, at any time when Preferred Shares of the Trust are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated Preferred Shares dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Trust's portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.



     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's Board of Trustees would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.



     Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is the board's present policy, which may be changed by the Board of Trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.


     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's Managed Assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.


     If the common shares of the Trust trade below net asset value, the Trust's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Trust's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                  TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders, (including shareholders owning large positions in the Trust) and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their tax advisers to determine the tax consequences to them of investing in the Trust.

TAXATION OF THE TRUST


     The Trust intends to elect and to qualify each year for special tax treatment afforded to a regulated investment company under subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment company taxable income and net capital gains. The Trust intends to distribute substantially all of such income.



     In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (b) diversify its holdings so that, at the end of each quarter of the Trust's taxable year (i) at least 50% of the market value of the Trust's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities generally limited, with respect to any one issuer, to an amount not greater in value than 5% of the market value of the Trust's assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the market value of the Trust's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.


     As mentioned above, as a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of its (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). For purposes of satisfying the 90% distribution requirement, a distribution will not qualify if it is a "preferential" dividend (i.e., a distribution which is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class except to the extent that such preference exists by reason of the issuance of such shares.). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income their share of such undistributed long-term capital gain and (ii) will be entitled to credit their proportionate share of the tax paid by the Trust against their U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gain included in the gross income of such shareholder less the tax deemed paid by such shareholder under clause (ii) of the preceding sentence.

     The IRS has taken the position in a revenue ruling that if a regulated investment company has two classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company during such year that was paid to such class. Consequently, if both common shares and Preferred Shares are outstanding, the Trust intends to designate distributions made to the classes as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Thus, capital gain dividends, ordinary income dividends and other distributions will be allocated between the holders of common shares and Preferred Shares in proportion to the total dividends paid to each class during the taxable year.

     If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when shares of Preferred Shares are outstanding, the Trust does not meet the asset coverage requirements of the Investment Company Act, the Trust will be required to suspend distributions to holders of common shares until the asset coverage is restored. Limits on the Trust's payment of dividends may prevent the Trust from distributing at least 90% of its net income and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the 4% excise tax described below. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Trust may, in its sole discretion, redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such action would achieve these objectives. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate federal income tax upon its income for the year and all distributions to its shareholders would be taxable to shareholders as dividend income to the extent of the Trust's earnings and profits. The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute, during each calendar year, 98% of its taxable income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years, on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAXATION OF SHAREHOLDERS


     Dividends paid by the Trust from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income to the extent of the Trust's earning and profits. Such dividends (if designated by the Trust) may qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate stockholders, to the extent the

Trust's income consists of dividend income received from U.S. corporations, and
(ii) under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31,
2008) ("2003 Tax Act") as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Generally, distributions from REITs and passive foreign investment companies do not constitute qualified dividend income for purposes of the reduced rate. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Trust shares. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gains of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any capital gain dividends, qualified dividend income, ordinary income dividends and other distributions.


     The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the shares will be treated as short-term capital gain or loss. However, any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the shareholder. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical Trust shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, the maximum tax rate on short-term capital gains is currently 35% while the maximum tax rate on long-term capital gains is currently 15%.


     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder's distributions are automatically reinvested pursuant to the Plan and the Plan Administrator invests the distribution in newly issued shares of the Trust, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives. If the Trust pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by its shareholders on December 31 of the year in which the dividend was declared.


     A shareholder that is a nonresident alien individual, a foreign trust or estate, a foreign partnership or a foreign corporation (a "foreign investor") generally may be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends. Different tax consequences may result if the foreign investor is engaged in a trade or business in the

United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The Trust is required in certain circumstances to backup withhold currently at a rate of 28% on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INVESTMENTS OF THE TRUST


     The Trust may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Trust's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Trust, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a 'disqualified organization' (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


     The Trust will invest in securities rated in the lower rating categories of nationally recognized rating organizations ("junk bonds" or "high yield bonds"). Some of these junk bonds or high-yield bonds may be purchased at a discount and may therefore cause the Trust to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest on such junk bonds and high-yield bonds may be treated as dividends for U.S. federal income tax purposes. In such cases, if the issuer of the junk bonds or high-yield bonds is a qualifying corporation, dividend payments by the Trust may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.


     If the Trust purchases shares in a "passive foreign investment company" (a "PFIC"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Trust to its shareholders. Additional charges in the nature of interest may be imposed on the Trust in respect of deferred taxes arising from such distributions or gains. If the Trust were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Trust would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Trust. Alternatively, the Trust can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Trust would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

     Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Trust will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

     The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                    EXPERTS


     The financial statements and schedules audited by Ernst & Young LLP have been included in reliance on their report given on their authority as experts in accounting and auditing.


                             ADDITIONAL INFORMATION


     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Commission. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                                  ING CLARION

                         GLOBAL REAL ESTATE INCOME FUND
                       AUDITED SEED FINANCIAL STATEMENTS
                          DAY ENDED FEBRUARY 18, 2004
                      WITH REPORT OF INDEPENDENT AUDITORS

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                       AUDITED SEED FINANCIAL STATEMENTS



                          DAY ENDED FEBRUARY 18, 2004



                                    CONTENTS



Report of Independent Auditors..............................  F-3
Audited Financial Statements................................
Statement of Assets and Liabilities.........................  F-4
Statement of Operations.....................................  F-5
Notes to Financial Statements...............................  F-6

                         REPORT OF INDEPENDENT AUDITORS



To the Shareholder and Trustees of


ING Clarion Global Real Estate Income Fund



     We have audited the accompanying statement of assets and liabilities of the ING Clarion Global Real Estate Income Fund (the "Trust"), as of February 18, 2004, and the related statement of operations for the day then ended. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities and statement of operations. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Trust at February 18, 2004, and the results of its operations for the day then ended, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP


Philadelphia, Pennsylvania


February 20, 2004

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                      STATEMENT OF ASSETS AND LIABILITIES


                               FEBRUARY 18, 2004



ASSETS:
  Cash......................................................  $  135,000
  Deferred offering expenses................................   1,224,525
                                                              ----------
  Total Assets..............................................   1,359,525
                                                              ----------
LIABILITIES:
  Organizational costs payable..............................      35,000
  Offering costs payable....................................   1,224,525
                                                              ----------
  Total Liabilities.........................................   1,259,525
                                                              ----------
NET ASSETS..................................................  $  100,000
                                                              ==========
COMPOSITION OF NET ASSETS:
  Paid in capital (applicable to 6,980.803 shares of
     beneficial interest issued and outstanding; unlimited
     number of shares authorized)...........................  $  135,000
  Net investment loss.......................................     (35,000)
                                                              ----------
NET ASSETS..................................................  $  100,000
                                                              ==========
COMMON SHARES:
  Net asset value per share
  ($100,000 / 6,980.803 shares of beneficial interest issued
     and outstanding).......................................  $    14.33
                                                              ==========
  Public offering price per share (including 4.5% front end
     sales charge)..........................................  $    15.00
                                                              ==========



                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                            STATEMENT OF OPERATIONS


                      FOR THE DAY ENDED FEBRUARY 18, 2004



INVESTMENT INCOME...........................................  $     --
                                                              --------
EXPENSES:
  Organizational costs......................................    35,000
                                                              --------
NET INVESTMENT LOSS AND NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................  $(35,000)
                                                              ========



                       See notes to financial statements.

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND



                         NOTES TO FINANCIAL STATEMENTS



1.  FUND ORGANIZATION



     ING Clarion Global Real Estate Income Fund (the "Trust") is a newly organized, non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003. ING Clarion Real Estate Securities, L.P. will be the Trust's investment advisor (the "Advisor") will be the Trust's sub-advisor. The Trust has not commenced operations except those related to organizational matters and the sale of initial shares of beneficial interest to the initial shareholder, ING Clarion Real Estate Securities, L.P. After the issuance of common shares, the Trust may use leverage through the issuance of preferred shares, commercial paper or notes and borrowings up to limits set forth in the Trust's prospectus.



2.  SIGNIFICANT ACCOUNTING POLICIES



     The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Trust.



     Use of Estimates -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.



     Foreign Currency Translation -- The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts will be translated into U.S. dollars on the following basis:



          (i) market value of investment securities, other assets and liabilities -- at the current rates of exchange;



          (ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.



     Although the net assets of the Trust will be presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust will not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust will not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.



     Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.



     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.



     Taxes -- The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a trust generally pays no federal income tax on the income and gains that

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.



     Withholding taxes on foreign interest and dividends are recorded, net of reclaimable amounts, at the time the related income is earned.



     Organizational and Offering Costs -- Costs incurred in connection with the Trust's organization and offering of its shares will be borne by the Trust up to and including $0.03 per common share as of the commencement of operations. The Advisor has contractually agreed to pay all organizational and offering costs in excess of $0.03 per common share. Costs incurred by the Trust in connection with the offering of its shares will be deferred until the date the Trust commences operations and sells its shares to outside investors. Upon the sale of shares to outside investors, the offering costs will be fully charged to paid in capital.



3.  MANAGEMENT AND SERVICE FEES



     Pursuant to an investment management agreement between the Advisor and the Trust, the Trust has agreed to pay for investment advisory services and facilities a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust's managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust's behalf. The managed assets will include assets from any issuance by the Trust of preferred shares or outstanding debt. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust's managed assets for the first five years of the Trust's operations (through February, 2009), and thereafter in a declining amount for an additional four years (through February, 2013).



     The Trust has multiple service agreements with The Bank of New York ("BNY"). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

     Standard & Poor's, a division of The McGraw-Hill Companies -- A brief description of the applicable Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), rating symbols and their meanings (as published by S&P) follows:

  Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

          1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          2.  Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

  Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments.

      The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

  Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

  Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con (...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

  Short-Term Loans

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

  Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc. -- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

  Long-Term Credit Ratings

  Investment Grade

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exception ally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AAV very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.
                 This is the lowest investment-grade category.

  Speculative Grade

BBS              Speculative. "BB" ratings indicate that there is a
                 possibility of credit risk developing, particularly as the result of adverse economic change over time; however,
                 business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this
                 category are not investment grade.
B                Highly speculative. "B" ratings indicate that significant
                 credit risk is present, but a limited margin of safety
                 remains. Financial commitments are currently being met;
                 however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C       High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon
                 sustained, favorable business or economic developments. A
                 "CC" rating indicates that default of some kind appears
                 probable. "C" ratings signal imminent default.
DDD, DD, and D   Default. The ratings of obligations in this category are
                 based on their prospects for achieving partial or full
                 recovery in a reorganization or liquidation of the obligor.
                 While expected recovery values are highly speculative and
                 cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest
                 potential for recovery, around 90%-100% of outstanding
                 amounts and accrued interest. "DD" indicates potential
                 recoveries in the range of 50%-90%, and "D" the lowest
                 recovery potential, i.e., below 50%.
                 Entities rated in this category have defaulted on some or
                 all of their obligations. Entities rated "DDD" have the
                 highest prospect for resumption of performance or continued
                 operation with or without a formal reorganization process.
                 Entities rated "DD" and "D" are generally undergoing a
                 formal reorganization or liquidation process; those rated
                 "DD" are likely to satisfy a higher portion of their
                 outstanding obligations, while entities rated "D" have a
                 poor prospect for repaying all obligations.

  Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1     Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added
       "+" to denote any exceptionally strong credit feature.
F2     Good credit quality. A satisfactory capacity for timely
       payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3F    air credit quality. The capacity for timely payment of
       financial commitments is adequate; however, near-term
       adverse changes could result in a reduction to
       non-investment grade.
B      speculative. Minimal capacity for timely payment of
       financial commitments, plus vulnerability to near-term
       adverse changes in financial and economic conditions.
C      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D      Default. Denotes actual or imminent payment default.

     Notes:

'+' or '-' may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn' indicates A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

                              AS OF JULY 31, 2003

I. POLICY

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When ING Clarion Real Estate Securities, L.P. ("Clarion") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

     (a) All proxies received by Clarion will be sent to the Compliance Officer. The Compliance Officer will:

          (1) Keep a record of each proxy received;

          (2) Forward the proxy to the appropriate analyst;

          (3) Determine which accounts managed by Clarion hold the security to which the proxy relates;

          (4) Provide Investor Responsibility Research Center ("IRRC"), Clarion's proxy voting agent, with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which Clarion must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

          (5) Absent material conflicts (see Section IV), the analyst will determine how Clarion should vote the proxy. The analyst will send the decision on how Clarion will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for notifying IRRC of the voting decision.

          (6) Clarion retains IRRC, a third party, to assist it in coordinating and voting proxies with respect to client securities. The Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

     In the absence of specific voting guidelines from the client, Clarion will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. A copy of Clarion's guidelines is available upon request.

IV. CONFLICTS OF INTEREST

     (1) The Compliance Officer will identify any conflicts that exist between the interests of Clarion and its clients. This examination will include a review of the relationship of Clarion and its affiliates with the issuer of each security (and any of the issuer's affiliates) to determine if the issuer is a client of Clarion, or an affiliate of Clarion, or has some other relationship with Clarion or a client of Clarion.

     (2) If a material conflict exists, Clarion will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. Clarion will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when Clarion determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Clarion will give the ERISA client the opportunity to vote the proxies themselves.

V. DISCLOSURE

     (a) Clarion will disclose in its Form ADV Part II that clients may contact the Compliance Officer, Heather A. Trudel, via e-mail or telephone at heather.trudel@ingclarion.com, phone number (610) 995-8907, in order to obtain information on how Clarion voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Clarion voted the client's proxy.

     (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Clarion's Form ADV Part II and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients who have already been offered Clarion's Form ADV Part II in a separate mailing.

VI. RECORDKEEPING

     The Compliance Officer will maintain files relating to Clarion's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Clarion. Records of the following will be included in the files:

          (a) Copies of these proxy voting policies and procedures and any amendments thereto.

          (b) A copy of any document Clarion created that was material to making a decision how to vote proxies, or that memorializes that decision.

          (c) A copy of each written client request for information on how Clarion voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Clarion voted its proxies.

     IRRC retains a copy of each proxy statement that IRRC receives on Clarion's behalf, and these statements are available to Clarion upon request. Additionally, Clarion relies on IRRC to retain a copy of the votes cast, available to Clarion upon request.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements

        Part A -- None.

        Part B -- Statement of Assets and Liabilities.

     (2) Exhibits


        (a) Amended and Restated Agreement and Declaration of Trust.(1)



        (b) Amended and Restated By-Laws.(1)


        (c) Inapplicable.

        (d) Form of Specimen Certificate.(2)

        (e) Form of Dividend Reinvestment Plan.(2)

        (f) Inapplicable.

        (g)(1) Form of Investment Management Agreement.(2)

        (g)(2) Form of Waiver Reliance Letter.(2)

        (h)(1) Form of Underwriting Agreement.(2)

        (h)(2) Form of Offering Participation Agreement(2)


        (h)(3) Form of Master Agreement among Underwriters.(2)



        (h)(4) Form of Master Selected Dealer Agreement.(2)



        (h)(5) Form of Structuring Fee Agreement.(2)



        (h)(6) Form of Additional Compensation Agreement.(2)


        (i) Inapplicable.

        (j) Form of Custodian Agreement.(2)

        (k)(1) Form of Transfer Agency Agreement.(2)

        (k)(2) Form of Administration Agreement(2)

        (k)(3) Form of Accounting Agreement(2)

        (l) Opinion and Consent of Counsel to the Trust.(2)

        (m) Inapplicable.

        (n) Consent of Independent Public Accountants.(2)

        (o) Inapplicable.

        (p) Initial Subscription Agreement.(2)

        (q) Inapplicable.

        (r)(1) Code of Ethics of Trust.(2)

        (r)(2) Code of Ethics of Advisor.(2)


        (s) Powers of Attorney.(1)

---------------


 (1) Filed previously.



 (2) Filed herewith

ITEM 25.  MARKETING ARRANGEMENTS

     Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:


Registration fee............................................   $  188,000
AMEX listing fee............................................   $    5,000
Printing (other than certificates)..........................   $  600,000
Engraving and printing certificates.........................   $  135,000
Accounting fees and expenses................................   $   10,000
Legal fees and expenses.....................................   $  210,000
NASD fee....................................................   $  107,500
Miscellaneous...............................................   $   60,000
  Total.....................................................   $1,315,500


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

     None.

ITEM 28.  NUMBER OF HOLDERS OF SHARES


     As of February 23, 2004



                                                                 NUMBER OF
TITLE OF CLASS                                                 RECORD HOLDERS
--------------                                                 --------------
Shares of Beneficial Interest...............................           1


ITEM 29.  INDEMNIFICATION

     Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.


     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.


     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
(iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.


     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are not Interested Persons of the Trust or any other right to which he or she may be lawfully entitled.


     (e) Subject to any limitations provided by the Investment Company Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.


     5.4 No Duty of Investigation; Insurance, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the Investment Company Act.


     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.


     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article 9 of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Not Applicable

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS


     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o ING Clarion Real Estate Securities, L.P., 259 North Radnor Chester Road, Suite 205, Radnor, PA 19087, and at the offices of Bank of New York, the Registrant's Custodian, Administrator, and the Transfer Agent, One Wall Street, New York, New York 10286.

ITEM 32.  MANAGEMENT SERVICES

     Not Applicable

ITEM 33.  UNDERTAKINGS


     (1) The Registrant hereby undertakes to suspend the offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or
(b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.


     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Radnor and State of Pennsylvania, on the 23rd day of February, 2004.



                                                /s/ T. RITSON FERGUSON

                                          --------------------------------------

                                                    T. Ritson Ferguson


                                                        President



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 23rd day of February, 2004.



                 NAME                                          TITLE
                 ----                                          -----

        /s/ T. RITSON FERGUSON              Trustee, President, Chief Executive Officer
--------------------------------------
          T. Ritson Ferguson


          /s/ PETER ZAPPULLA                   Chief Financial Officer and Treasurer
--------------------------------------
            Peter Zappulla


                  *                                           Trustee
--------------------------------------
           Jarrett B. Kling


                  *                                           Trustee
--------------------------------------
         Frederick S. Hammer


                  *                                           Trustee
--------------------------------------
            Asuka Nakahara


                                                              Trustee
--------------------------------------
          Richard L. Sutton


 *By:       /s/ T. RITSON FERGUSON
        ------------------------------
              T. Ritson Ferguson
               Attorney-in-fact

INDEX TO EXHIBITS


(d)     Form of Specimen Certificate
(e)     Form of Dividend Reinvestment Plan
(g)(1)  Form of Investment Management Agreement
(g)(2)  Form of Waiver Reliance Letter
(h)(1)  Form of Underwriting Agreement
(h)(2)  Form of Offering Participation Agreement
(h)(3)  Form of Master Agreement among Underwriters
(h)(4)  Form of Master Selected Dealer Agreement
(h)(5)  Form of Structuring Fee Agreement
(h)(6)  Form of Additional Compensation Agreement
(j)     Form of Custodian Agreement
(k)(1)  Form of Transfer Agency Agreement
(k)(2)  Form of Administration Agreement
(k)(3)  Form of Accounting Agreement
(l)     Opinion and Consent of Counsel to the Trust
(n)     Consent of Independent Public Accountants
(p)     Initial Subscription Agreement
(r)(1)  Code of Ethics of Trust
(r)(2)  Code of Ethics of Advisor